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                                                                    Exhibit 99.3


                          [COMPANY LOGO - HUNTINGTON]

                          Third Quarter Earnings Review
                                October 17, 2002


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                                                                          [LOGO]
MEETING PARTICIPANTS

Tom Hoaglin

     -    Chairman, President and Chief Executive Officer

Mike McMennamin

     -    Vice Chairman and Chief Financial Officer

Nick Stanutz

     -    Exec. Vice President - Dealer Sales Group Head

Jay Gould

     -    Sr. Vice President - Investor Relations

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                    BASIS OF PRESENTATION - OPERATING BASIS

Reported results since the 2001 second quarter have been significantly impacted by a number of items, primarily related to the strategic restructuring announced in July 2001 and the subsequent sale of the Florida banking operations in the 2002 first quarter. In addition, reported 2002 first quarter results included Florida operations for only half the quarter versus a full quarter for each prior quarter. Also, the 2002 third quarter included a gain from the restructuring of the Merchant Services business.

Therefore, to better understand underlying trends, the following slides and discussion are on an OPERATING basis, unless otherwise noted, which excludes the effect of these items from all prior periods, including the impact of the Florida operations.

Please refer to the schedules accompanying the 2002 third quarter earnings press release, as well as the 2002 third quarter Quarterly Financial Review for schedules reconciling reported earnings with operating earnings and additional schedules excluding the impact of the Florida operations.

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THIRD QUARTER HIGHLIGHTS

Reported Results
----------------
-    EPS of $0.41
     - Includes $24.5 mm pre-tax gain ($16.0 mm after tax) from restructuring Merchant Services business.

Operating Results
-----------------
-    EPS of $0.34
     -    Includes $6.6 mm pre-tax mortgage servicing rights impairment
-    11% annualized growth in loans
-    10% annualized growth in core deposits
-    Improved credit quality trends
     -    2nd consecutive quarterly decline in NPAs...down 4%
     -    4th consecutive quarterly decline in new NPAs...down 35%
     -    3rd consecutive quarterly decline in net charge-offs...down 3%
     -    Loan loss provision exceeded net charge-offs by $16.5 mm, or 38%
     -    Maintained 2.00% loan loss reserve ratio
     -    Increased NPA coverage to 191%
-    Repurchased 6.2 million shares...15.0 million shares to date

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THIRD QUARTER - OTHER ACHIEVEMENTS

INVESTING IN THE BUSINESS
-    Appointed new head of small business banking
-    Purchased LeaseNet Group Inc. - net $60 million in receivables
-    Restructured ownership interest in Huntington Merchant Services, LLC
-    Sold J. Rolfe Davis Insurance Agency, Inc.

INVESTING IN OUR EMPLOYEES
-    Announced second employee stock option grant

INVESTING IN OUR CUSTOMERS
-    New teller technology now in 64% of the branches...completion by year end
-    Launched new commercial loan processing system (CLOS)
-    Launched new Situs small cap mutual fund
-    Added another 28 new companies to our new business 401(k) platform

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                             FINANCIAL PERFORMANCE

                                                                               6
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                                                                          [LOGO]
2002 THIRD QUARTER PERFORMANCE HIGHLIGHTS (1)

-        Net income                        $82.2 mm
-        Earnings per share                $0.34
-        Managed loan growth                  11%   annualized
-        Core deposit growth                  10%   annualized
-        Net interest margin                4.26%
-        Efficiency ratio                   53.1%
-        Net charge-offs - adjusted (2)     0.83%
-        NPAs                             $214.1 mm
-        Loan loss reserve / loans          2.00%
-        Tangible common equity ratio       8.00%
-        Mortgage service rights impairment $6.6 mm

(1) Excludes after-tax impact of $16.0 MM gain on the restructuring of the merchant services business
(2)  Excludes impact of net charge-offs on exited portfolios

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THIRD QUARTER 2002 EARNINGS

    ($MM)                               Reported    Adjustments     Operating
                                        --------    ------------    ---------

Net interest income                       $ 249.4                   $  249.4
Provision                                   (60.2)                     (60.2)
Non-interest income                         113.7                      113.7
Merchant services gain                       24.5       $  24.5          --
Securities gains                              1.1                        1.1
Non-interest expense                       (193.7)                    (193.7)
                                          -------       -------      -------
    Pretax income                           134.8          24.5        110.3
                                          -------       -------      -------
    Net income                            $  98.1       $  16.0      $  82.2
                                          -------       -------      -------
    EPS                                   $  0.41       $  0.07      $  0.34
                                          =======       =======      =======

                                                                               8

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                                                                          [LOGO]
PERFORMANCE HIGHLIGHTS (1)

                                    3Q02              2Q02             3Q01
                                    ----              ----             ----
EPS - operating                    $0.34             $0.33            $0.32
ROA                                 1.26 %            1.31%            1.30%
ROE                                 14.3              14.0             13.5
Efficiency ratio (2)                53.1              53.2             54.0
NIM                                 4.26              4.30             4.17
Tangible common equity/assets (3)   8.00              8.51             6.08


(1) Operating basis - Excludes after tax impact of restructuring and other charges of $33.0 MM in 3Q01, after tax impact of $16.0 MM gain on the restructuring of the merchant services business in 3Q02, the impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02
(2) Excludes intangible amortization of $0.2 MM in 3Q02 and 2Q02, and $2.6 MM in 3Q01
(3) Period end


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2002 THIRD QUARTER EARNINGS (1)
                                                        Change B (W) vs.
                                                       -----------------------
                                                                     3Q01
                                                       2Q02      -------------
    ($MM)                 3Q02     2Q02      3Q01      Amt.      Amt.     Pct.
                          ----     ----      ----      ----      ----     ----
Net interest income    $ 249.4   $ 241.9    $ 230.5   $  7.6   $ 19.0      8.2%
Provision                (60.2)    (53.9)     (46.0)    (6.4)   (14.2)   (30.9)
Non-interest income      113.7     114.3      110.0     (0.6)     3.7      3.3
Securities gains           1.1       1.0        1.1      0.2      0.1      7.6
Non-interest expense    (193.7)   (190.2)    (187.1)    (3.5)    (6.7)    (3.6)
                       -------   -------    -------   ------   ------      ---
    Pretax income        110.3     113.1      108.5     (2.8)     1.8      1.7
                       -------   -------    -------   ------   ------      ---
    Net income         $  82.2   $  81.7    $  80.9   $  0.5   $  1.3      1.6%
                       -------   -------    -------   ------   ------      ---
    EPS                $  0.34   $  0.33    $  0.32   $ 0.01   $ 0.02      6.3%
                       =======   =======    =======   ======   ======      ===
Revenue (FTE) (2)      $ 364.2    $357.2    $ 341.9   $  7.0   $ 22.3      6.5%

(1) Operating basis - Excludes after tax impact of restructuring and other charges of $33.0 MM in 3Q01, after tax impact of $16.0 MM gain on the restructuring of the merchant services business in 3Q02, the impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02
(2) Calculated assuming a 35% tax rate and excluding securities gains


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PERFORMANCE TRENDS (1)

EARNINGS PER SHARE


2Q01         3Q01        4Q01        1Q02        2Q02        3Q02

$0.30        $0.32      $0.32       $0.32       $0.33       $0.34








PRETAX INCOME BEFORE LLP AND SECURITIES GAINS

                                                      Y/Y% Chg
($MM)                                            -------------------
                                                  15%         10%

2Q01         3Q01        4Q01        1Q02        2Q02        3Q02

$144         $153        $162        $159        $166        $169



(1) Operating basis - Excludes after tax impact of restructuring and other charges of $33.0 MM in 3Q01, after tax impact of $16.0 MM gain on the restructuring of the merchant services business in 3Q02, the impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02

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PERFORMANCE TRENDS (1)


Net Interest Income & Margin (FTE)
($MM)
2Q01        3Q01      4Q01        1Q02        2Q02        3Q02

4.03%       4.17%     4.26%       4.21%      4.30%       4.26%

$227        $232      $237        $234        $243        $251


Earning Assets (Avg)
($B)
2Q01        3Q01      4Q01        1Q02        2Q02        3Q02

$22.7       $22.2     $22.2       $22.4       $22.6       $23.4



(1) Excludes impact of Florida banking operations sold in 1Q02


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NET INTEREST MARGIN DRIVERS

-    Flattening of the yield curve

-    Auto loan and leases originations... higher quality... lower margin

-    Lower margin residential mortgages

-    Mortgage prepayment activity

-    "De facto" deposit repricing floors

                                                                              13
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MANAGED LOAN GROWTH (1)

Average        ($B)                  Annualized Growth
-------                              -----------------
                                    3Q02 vs.     2Q02 vs.    3Q02 vs.
                           3Q02      2Q02         1Q02        3Q01
                           ----      ----        -----        ----
Commercial               $  5.5       (8)%          (3)%        (8)%
Commercial real estate      3.7       10             6          13
                         ------     ----         -----        ----
    Total commercial/CRE    9.2       (1)           --         --
                         ------     ----         -----        ----
Auto loan / lease           7.1       14            (3)          2
Home equity                 3.1       18            17          13
Residential real estate     1.3       81            75         138
Other consumer              0.4      (10)          (10)        (12)
                          -----     ----         -----        ----
    Total consumer         11.9       21            14          12
                          -----     ----         -----        ----
Managed loans             $21.1       11%            8%          7%
                          =====     ====         =====        ====

(1) Growth percentages normalized for residential real estate loan securitizations and impact of Florida banking operations sold in 1Q02

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CORE DEPOSIT TRENDS (1)
Average        ($B)                   Annualized Growth
-------                               -----------------
                                     3Q02 vs.  2Q02 vs.  3Q02 vs.
                              3Q02     2Q02      1Q02      3Q01
                              ----     ----      ----      ----

    Demand                  $  2.9      19%       --%       4%
    Interest bearing           5.3      28        51       43
    Savings                    2.8      (6)       (3)      (5)
    CD's                       4.1      (5)       12        1
                             -----      --        --       --
         Total               $15.1      10%       19%      12%
                             =====      ==        ==       ==


(1) Growth percentages normalized for impact of Florida banking operations sold in 1Q02

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NON-INTEREST INCOME (1)
     ($MM)                                         Better or (Worse) vs.
                                                  ---------------------
                                       3Q02      2Q02      2Q02(2)     3Q01
                                       ----      ----      ----        ----

Deposit service charges            $   37.5     $  2.1        6%        12%
Mortgage banking                        6.3       (4.4)     (41)       (55)
Brokerage / insurance                  13.9       (1.0)      (7)        --
Trust income                           15.0       (1.3)      (8)         1
Bank Owned Life Ins                    11.4         --       --         20
Other service charges                  10.8        0.3        3         14
Other                                  18.7        3.7       24         27
                                   --------     ------      ---        ---
  Total                            $  113.7     $ (0.6)      (1)%        3%
                                   ========     ======      ===        ===
Total excl mortgage banking        $  107.4     $  3.8        4%        12%

(1) Excludes securities gains, gain on restructuring of Merchant Services business in 3Q02, and Florida insurance agency sold 7/2/02
(2) Linked quarter percentage growth is not annualized.

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MORTGAGE SERVICING
                                            3Q02          2Q02
                                            ----          ----
Mortgage servicing portfolio                $5.2 B        $5.4 B
Investor servicing portfolio                $3.2 B        $2.7 B

Mortgage servicing rights                  $27.9 MM      $26.9 MM
MSR % of investor servicing portfolio       0.88 %        1.00 %

MSR % of equity                             1.19 %        1.25%

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NON-INTEREST EXPENSE (1)
     ($MM)                           Better or (Worse) vs.
                                     ---------------------
                              3Q02   2Q02        2Q02(2)   3Q01
                              ----   ----        ----       ---
Personnel costs             $107.5   $(3.9)       (4)%      (6)%
Occupancy & equipment         32.2    (0.9)       (3)       --
Outside services              15.1     1.5         9        (3)
Marketing                      7.5    (0.3)       (4)      (31)
Amortization of intangibles    0.2      --        --       nmv
Other                         31.2     0.1        --        (3)
                            ------   -----       ---        --
    Total                   $193.7   $(3.5)       (2)%      (4)%
                            ======   =====       ===       ===


(1) Excludes pretax impact of restructuring charges and other charges of $50.8 MM in 3Q01 and Florida insurance agency sold 7/2/02
(2)  Linked quarter percentage growth is not annualized


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EFFICIENCY RATIO (1)

1Q01        2Q01      3Q01        4Q01        1Q02         2Q02     3Q02

59.5%       56.0%     54.0%       52.7%       54.1%        53.2%    53.1%




(1) FTE Revenue excluding securities gains and gain on sale of Florida operations/non-interest expense excludes intangible amortization and restructuring and other charges. Excludes impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02


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                                 CREDIT REVIEW

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CREDIT QUALITY OVERVIEW (1)
                                    3Q02             2Q02          3Q01
                                    ----             ----          ----
NPAs / total loans + OREO           1.05%            1.14%         1.06%
Net charge-offs - adjusted (2)      0.83             0.88          0.62

90+ days past due                   0.33             0.30          0.42
    Consumer                        0.42             0.41          0.55
    Commercial                      0.22             0.15          0.13
    Commercial RE                   0.25             0.20          0.54

Reserve / total loans               2.00             2.00          1.77
Reserve / NPAs                       191              176           166

(1)        Excludes impact of Florida banking operations sold in 1Q02.
(2)        Excludes impact of net charge-offs on exited portfolios.


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NON-PERFORMING ASSET COMPOSITION (1)
($MM)

 2Q01      3Q01       4Q01        1Q02        2Q02         3Q02

0.85%       1.06%      1.16%      1.17%      1.14%        1.05%

$156.9      $201.2    $219.6     $225.5     $223.2        $214.1


(1) Excludes impact of Florida banking operations sold in 1Q02.


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NON-PERFORMING ASSET FLOW ANALYSIS - REPORTED BASIS(1)

Period End        ($MM)

                             3Q02      2Q02    1Q02      4Q01      3Q01
                             ----      ----    ----      ----      ----
NPA beginning of period    $223.2    $225.5   $227.5    $210.1    $166.0
New NPAs                     47.2      73.0     74.4      86.0      95.0
Loan losses                 (25.5)    (28.3)   (26.1)    (34.6)    (12.5)
Payments                    (26.3)    (44.3)   (37.7)    (28.3)    (34.2)
Sales     (2)                (4.2)     (2.4)    (8.9)     (4.1)     (3.3)
Acquired                      0.1      --        --        --        --
Other                        (0.4)     (0.3)    (3.7)     (1.5)     (0.9)
                            -----    ------   ------      -----    ------

NPA end of period          $214.1    $223.2   $225.5    $227.5    $210.1

(1) Impact of Florida not material.
(2) 1Q02 includes $6.5 MM related to the sale of Florida banking operations and 2Q01 includes $14.9 MM related to PG & E.


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NON-PERFORMING ASSETS - BY SECTOR

     Manufacturing       30%
     F.I.R.E.            13%
     Construction         7%
     Retail Trade         2%
     Agriculture          3%
     Trans./Comm.         1%
     Wholesale Trade      1%
     Energy               0%
     Other                9%


% OF $109 MM CHANGE VS 12/31/00


     Services            40%
     Manufacturing       53%
     F.I.R.E.            16%
     Construction         4%
     Retail Trade         0%
     Agriculture          2%
     Trans./Comm.        -1%
     Wholesale Trade      0%
     Energy               0%
     Other               -14%




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NET CHARGE-OFFS - ADJUSTED (1)
($MM)

2Q01       3Q01       4Q01       1Q02      2Q02      3Q02

0.74%      0.62%      0.99%      0.97%     0.88%     0.83%

 $34        $29        $47        $46       $43       $42



                                     3Q02          2Q02         3Q01
                                     ----          ----         ----

Commercial                           1.21%         1.53%         0.58%
Commercial real estate               0.43          0.22          0.00
                                     ----          ----          ----
    Total commercial                 0.90          1.02          0.38
                                     ----          ----          ----
Consumer
    Auto loans - indirect            1.01          0.92          0.93
    Auto lease                       1.27          1.08          1.27
                                     ----          ----          ----
         Indirect                    1.15          1.01          1.13
    Other direct                     0.91          1.22          0.48
    Home equity                      0.38          0.43          0.55
    Residential real estate          0.04          0.18          0.06
                                     ----          ----          ----
         Total consumer              0.78          0.75          0.86
                                     ----          ----          ----
Total                                0.83%         0.88%         0.62%


(1) Excludes impact of net charge-offs on exited portfolios. Reported total consumer net charge-offs were 0.84% in 3Q02, 0.83% in 2Q02, and 1.11%
     in 3Q01. Reported total net charge-offs were 0.87% in 3Q02, 0.92% in 2Q02 and 0.76% in 3Q01. Excludes impact of Florida banking operations sold in 1Q02.

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VINTAGE PERFORMANCE

           AUTO LOANS - INDIRECT

          Cumulative Charge-off Rate

                    % of Portfolio @
                    -----------------
              12/00 12/01  3/02  6/02  9/02
              ----- -----  ----  ----  ----
  Pre - 4Q98   22%    8%    4%    3%    2%
-  4Q98-3Q99   24%   12%   11%    9%    7%
-  4Q99-3Q00   42%   25%   24%   20%   17%
-  4Q00-4Q01   12%   55%   61%   43%   39%
-  1Q02-3Q02   --    --    --    25%   35%
              ---   ---   ---   ---   ---
              100%  100%  100%  100%  100%


        # Quarters After Origination

                AUTO LEASES

          Cumulative Charge-off Rate

                    % of Portfolio @
                    -----------------
              12/00 12/01  3/02  6/02  9/02
              ----- -----  ----  ----  ----
  Pre - 4Q98   16%    6%    4%    3%    2%
-  4Q98-3Q99   33%   22%   19%   16%   14%
-  4Q99-3Q00   42%   31%   30%   27%   21%
-  4Q00-4Q01    9%   41%   47%   38%   34%
-  1Q02-3Q02   --    --    --    16%   29%
              ---   ---   ---   ---   ---
              100%  100%  100%  100%  100%


        # Quarters After Origination



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CONSUMER DELINQUENCY TRENDS (1)

30+ Days



3Q01        4Q01       1Q02      2Q02      3Q02

3.10%       3.32%      2.36%     2.26%     2.10%


90+ Days

3Q01        4Q01       1Q02      2Q02      3Q02

0.55%       0.60%      0.44%     0.41%     0.42%

(1) % of related outstandings at EOP. Excludes impact of Florida banking operations sold in 1Q02


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LOAN LOSS RESERVE (1)
      ($MM)

2Q01         3Q01      4Q01      1Q02      2Q02      3Q02

1.76%        1.77%     2.05%     2.00%     2.00%     2.00%

$326         $335      $387      $386      $393      $408








LOAN LOSS RESERVE FLOW ANALYSIS

     ($M)                      3Q02            2Q02            1Q02
                             --------        --------        --------
LLR- beginning               $  393.0        $  386.1        $  387.0
Charge-offs                     (56.6)          (57.5)          (60.2)
Recoveries                       12.9            12.6            10.9
                             --------        --------        --------
    Net charge-offs             (43.7)          (44.9)          (49.3)
Provision exp.                   60.2            53.9            50.6
Assets purchased                  1.3             --              --
Loans securitized                (2.4)           (2.0)           (2.2)
                             --------        --------        --------
LLR-ending                   $  408.4        $  393.0        $  386.1



                                                                              28
(1) Excludes impact of Florida banking operations sold in 1Q02
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                                 CAPITAL REVIEW




                                                                              29
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CAPITAL TRENDS - REPORTED BASIS (1)

                                3Q02       2Q02        3Q01
                                ----       ----        ----
Tier 1 risk-based capital       9.13%      9.72%       6.97%
Total risk-based capital       12.09      12.75       10.13
Tier 1 leverage                 9.41       9.94        7.10
Tangible equity / assets        8.00(2)    8.51        6.08
Double leverage (3)               86         83         110

(1) Period end
(2) Estimated at 7.5%-7.8% by 12/31/02 assuming continuation of share repurchase program
(3) (Parent company investments in subsidiaries + goodwill) / equity



                                                                              30
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SHARE REPURCHASE PROGRAM

Commitment to repurchase $300 - 400 MM
-        Program commenced February 21
-        Repurchased 15.0 million shares through September 30...$294 million
-        Committed to continued repurchase at reasonable prices and volumes






                                                                              31
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FOCUS ON DEALER SALES





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DEALER SALES - A SIGNIFICANT BUSINESS
-        A Huntington core business since the early 1950's
-        34% of Huntington's managed loan portfolio - 9/30/02
-        550 employees
-        3,500 dealer relationships




                  Avg. Managed Balances
                  ---------------------

                  ($MM)       Loans        Leases

                  1Q01        3,856         3,082
                  2Q01        3,891         3,189
                  3Q01        4,084         3,214
                  4Q01        4,138         3,204
                  1Q02        3,935         3,145
                  2Q02        3,766         3,094
                  3Q02        3,937         3,172



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DEALER SALES - BUSINESS MODEL
-      Local market presence - sales and underwriting
-      Provider of core products - loan, lease, floor plan
-      Ancillary products and services - treasury, cash management, investments
-      Tenure of staff
-      Customer service - efficient and effective

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DEALER SALES - GEOGRAPHIC PROFILE


9 Month Production
-------------------
($MM)

                2002       2001        % Chg.
                ----       ----        ------
Ohio             $994       $992        2.0%
Florida           483        481        0.4
Michigan          340        393      (13.5)
Kentucky          221        213        3.8
Indiana           202        219       (7.8)
W. Virginia       116        156      (25.6)
Other             239        178       34.3
                -----     ------       ----
     Total     $2,595     $2,635       (1.5)%


                   [STATES MAP]

Ohio                38%
Florida             19
Michigan            13
Kentucky             9
Indiana              8
West Virginia        4
Arizona              3 - Entered market June 2001
Pennsylvania         2
Georgia              0 - Entered market August 2002

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DEALER SALES - MARKET SHARE IN MAJOR MARKETS

                                       2000           2001          2002 YTD
                                       ----           ----          --------
OHIO
----
GMAC                                   12.3%          15.0%          13.1%
Ford Motor Credit                      14.4           14.3           10.3
-------------------------------------------------------------------------------
Huntington                              7.8            6.3*           6.5
-------------------------------------------------------------------------------
Fifth Third                             4.8            4.7            5.9
National City                           6.1            4.9            5.3
Chase                                   1.9            4.2            4.8

MICHIGAN
--------
GMAC                                    n/a           37.5           31.8
Ford Motor Credit                       n/a           17.1           10.4
Chrysler Finance Corp.                  n/a            8.3            9.4
Fifth Third                             n/a            3.2            5.3
Chase                                   n/a            2.9            4.8
-------------------------------------------------------------------------------
Huntington                              n/a            2.4*           3.2
-------------------------------------------------------------------------------

FLORIDA
-------
GMAC                                    9.5           11.3           11.4
Ford Motor Credit                      15.8           15.1           11.0
SunTrust                                8.0            7.6            9.9
-------------------------------------------------------------------------------
Huntington                              4.3            4.1*           4.0
-------------------------------------------------------------------------------
Chase                                   2.1            4.1            3.5



*Market erosion caused by heavy 4Q01 GM incentives

                                                                          [LOGO]



DEALER SALES - AUTO INDUSTRY VEHICLE SALES

    (000's of units)                          3Q02    3Q01      %
                                              ----    ----     ----
     Change
     ------

New and used vehicle sales* (retail)        18,649   17,976     3.7%

Huntington vehicles financed                    53       49     8.9%



* Source: JD Powers and Wall Street Journal

                                                                          [LOGO]



INDIRECT AUTO - QUARTERLY PRODUCTION

    ($MM)            1Q00    2Q00    3Q00   4Q00     1Q01    2Q01    3Q01    4Q01    1Q02    2Q02    3Q02
                     ----    ----    ----   ----     ----    ----    ----    ----    ----    ----    ----
Loans
Production           $388    $489    $651    $454    $426    $613    $667    $504    $486    $498    $715
% new vehicles         36%     41%     46%     45%     43%     47%     50%     39%     47%     58%     57%

Avg. FICO             696     702     707     712     716     722     721     723     730     732     737
% less than 640      19.9%   16.9%   14.0%    9.2%    5.8%    4.7%    4.7%    3.1%    1.8%    1.4%    1.2%
Risk expected loss   1.40%   1.28%   1.18%   1.07%   0.91%   0.82%   0.84%   0.83%   0.67%   0.61%   0.55%

Leases
Production           $375    $308    $352    $302    $271    $340    $318    $255    $213    $292    $391
% new vehicles         71%     68%     75%     79%     78%     80%     83%     83%     85%     90%     91%
Avg. residual          48%     45%     43%     44%     38%     38%     37%     36%     37%     38%     40%

Avg. FICO             699     699     703     712     713     712     710     717     727     732     735
% less than 640      13.2%   14.7%   12.4%    8.7%    6.7%    6.2%    6.4%    3.6%    0.9%    0.7%    0.6%
Risk expected loss   1.06%   1.15%   1.11%   0.89%   0.88%   0.84%   0.86%   0.79%   0.65%   0.57%   0.50%

                                                                          [LOGO]

INDIRECT AUTO - CREDIT UNDERWRITING



Auto Loans

        FICO - new production         Risk expected loss
1Q00            696                           1.40%
2Q00            702                           1.28%
3Q00            707                           1.18%
4Q00            712                           1.07%
1Q01            716                           0.91%
2Q01            722                           0.82%
3Q01            721                           0.84%
4Q01            723                           0.83%
1Q02            730                           0.67%
2Q02            732                           0.61%
3Q02            737                           0.55%



Auto Leases


        FICO - new production         Risk expected loss
1Q00            699                           1.06%
2Q00            699                           1.15%
3Q00            703                           1.11%
4Q00            712                           0.89%
1Q01            713                           0.88%
2Q01            712                           0.84%
3Q01            710                           0.86%
4Q01            717                           0.79%
1Q02            727                           0.65%
2Q02            732                           0.57%
3Q02            735                           0.50%

                                                                          [LOGO]





INDIRECT AUTO - CREDIT TRENDS


Auto Loans

                    3Q01      4Q01     1Q02      2Q02        3Q02

-30 day Delinq.     3.43%     4.09%    2.23%     2.29%       2.13%

-90 day Delinq.     0.55%     0.66%    0.42%     0.35%       0.37%

Net Charge-offs     0.93%     1.43%    1.47%     0.92%       1.01%


Auto Leases

                     3Q01     4Q01       1Q02       2Q02      3Q02

-30 day Delinq.     2.89%     3.17%      2.42%      2.24%    2.09%

-90 day Delinq.     0.46%     0.49%      0.33%      0.35%    0.34%

Net Charge-offs     1.27%     1.55%      1.64%      1.08%    1.27%

                                                                          [LOGO]



AUTO LEASE RESIDUAL VALUE RISK MITIGATION

-   Residual value insurance

-   Reserve fund - $30 million at September 2002

-   Additional reserve funding of 1% of booked residuals on new production

- Quarterly mark-to-market of residual values and assessment of reserve adequacy

                                                                          [LOGO]

DEALER SALES - PRIORITIES GOING FORWARD

REVENUE GROWTH

- Increased penetration at existing "low market share" dealerships through leveraging value proposition

- Selected market expansion outside of core footprint

- Increased penetration of Huntington products and services at "high market share" dealerships

COST CONTROL / REDUCTION

- Leverage existing infrastructure and recent investment in technological capabilities

- Pursue emerging workflow technology

- Managing product profitability components... dealer commissions, fees collected, etc.

                                                                          [LOGO]

                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                      FORWARD LOOKING STATEMENT DISCLOSURE

   This presentation and discussion, including related questions and answers, may contain forward-looking statements, including certain plans, expectations, goals, and projections which are subject to numerous assumptions, risks, and uncertainties.

   A number of factors, including but not limited to those set forth under the heading "Business Risks" included in Item 1 of Huntington's Annual Report on Form 10-K for the year ended December 31, 2001, and other factors described from time to time in Huntington's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements.

 All forward-looking statements included in this discussion, including related questions and answers, are based on information available at the time of the discussion. Huntington assumes no obligation to update any forward-looking statement.

                                                                          [LOGO]



                                    APPENDIX

                                                                          [LOGO]

                                   HUNTINGTON

                                                                          [LOGO]

MANAGING INTEREST RATE RISK

NET INTEREST INCOME AT RISK
FORWARD CURVE +/- 2%
GRADUAL CHANGE IN RATES




              2Q01      3Q01         4Q01     1Q02      2Q02        3Q02

-2% Rate Fall 1.8%      1.5%         0.8%     1.4%      0.9%       -0.2%

2% Rate Rise  -2.1%     -1.7%       -1.2%     -1.6%    -1.3%       -0.8%



ECONOMIC VALUE AT RISK
PARALLEL YIELD CURVE SHIFT +/- 2%
INSTANTANEOUS CHANGE IN RATES


                2Q01      3Q01         4Q01     1Q02      2Q02        3Q02

-2% Rate Shock  3.6%      0.7%        -0.7%     0.8%      0.1%       -1.4%

+2% Rate Shock -6.2%     -3.7%       -2.4%     -3.8%    -3.0%       -3.4%

                                                                          [LOGO]

LOAN PORTFOLIO - 9/30/02

BY TYPE OF LOAN - MANAGED
    ($B)                               Amt        Pct
                                     ------      -----
Commercial                           $  5.7      26.3%
Commercial RE                           3.8      17.5
                                     ------      ----
    Total commercial                    9.5      43.8
                                     ------      ----
Auto leases                             3.2      14.8
Auto loans                              4.0      18.7
Home equity                             3.1      14.5
Residential real estate                 1.4       6.3
Other consumer                          0.4       1.8
                                     ------      ----
    Total consumer                     12.1      56.2
                                     ------      ----
    Total loans                       $21.6     100.0%


BY REGION OR LOB - MANAGED


    Central OH/WV        18%
    Northern Ohio        13%
    W. Michigan           8%
    S. Ohio/KY            7%
    E. Michigan           5%
    Indiana               3%
    Auto                 36%
    PFG                   4%
    Mortgage              5%

                                                                          [LOGO]

COMMERCIAL LOAN PORTFOLIO - 9/30/02





$9.5 B BY INDUSTRY SECTOR

     Services            24%
     Manufacturing       14%
     F.I.R.E.            29%
     Retail Trade        12%
     Construction         7%
     Wholesale Trade      6%
     Trans./Comm.         4%
     Agriculture          2%
     Energy               1%
     Other                1%






# OF LOANS BY SIZE

less than $5MM           18,947
                           98.2%

$5+MM                       345
                            1.8%

$5 MM - Less than $10 MM    224
$10 MM - Less than $25 MM   110
$25 MM - Less than $50 MM    91
$50+ MM                       2
                           ----
    Total                   345

                                                                         [LOGO]



COMMERCIAL REAL ESTATE PORTFOLIO - 9/30/02


               $3.8 Billion
             ----------------
              By Property Type


Retail                               23%
Industrial                           18%
Office                               16%
Land Devel.                           7%
Single-family                         5%
Hotel                                 5%
Health Care                           3%
Raw Land                              2%
Other                                 8%





                   [chart]

                                                                         [LOGO]


COMMERCIAL REAL ESTATE PORTFOLIO - 9/30/02

               $3.8 BILLION


                By Region

E. Michigan              14%
W. Virginia               8%
Indiana                   6%
Florida                   1%
Columbus                 21%
Cleveland                21%
Cincinnati               15%
W. Michigan              14%

                 [chart]


                By Loan Type

Mini-perm                12%
Permanent                16%
Construction             37%
Owner occupied           34%


                 [chart]

                                                                         [LOGO]


HOME EQUITY - QUARTERLY PRODUCTION

     ($MM)            1Q00       2Q00     3Q00      4Q00       1Q01     2Q01     3Q01       4Q01        1Q02     2Q02     3Q02
                      ----       ----     ----      ----       ----     ----     ----       ----        ----     ----     ----
Loans
Production          $  70.7   $  87.2   $  79.8   $  74.2   $  70.5   $  93.6   $  72.8   $  83.2   $  76.2   $  81.8   $  63.7
Avg. LTV                 79%       80%       79%       79%       80%       80%       78%       77%       79%       75%       72%

Avg. FICO               684       687       686       684       689       692       695       697       697       699       698
% less than 640        24.0%     22.0%     23.5%     23.0%     19.3%     18.8%     16.6%     15.6%     14.5%     14.5%     16.3%
Risk expected loss     0.74%     0.76%     0.64%     0.68%     0.55%     0.49%     0.49%     0.63%     0.41%     0.41%     0.45%

Lines
Production          $ 199.3   $ 222.9   $ 220.0   $ 194.7   $ 211.1   $ 328.0   $ 285.0   $ 297.1   $ 314.3   $ 366.1   $ 347.0
Avg. LTV                 80%       80%       80%       79%       79%       79%       78%       77%       78%       78%       78%

Avg. FICO               707       710       708       712       711       714       714       720       722       722       722
% less than 640        13.4%     12.1%     13.7%     11.0%     11.0%     10.4%      9.3%      7.3%      6.3%      6.4%      6.2%
Risk expected loss     0.62%     0.55%     0.59%     0.55%     0.53%     0.50%     0.60%     0.65%     0.52%     0.54%     0.48%

                                                                         [LOGO]


HOME EQUITY  - CREDIT UNDERWRITING



            LOANS

            [chart]

        FICO - new production         Risk expected loss
1Q00            684                           0.74%
2Q00            687                           0.76%
3Q00            686                           0.64%
4Q00            684                           0.68%
1Q01            689                           0.55%
2Q01            692                           0.49%
3Q01            695                           0.49%
4Q01            697                           0.63%
1Q02            697                           0.41%
2Q02            699                           0.41%
3Q02            698                           0.45%




             Lines


            [chart]


        FICO - new production         Risk expected loss
1Q00            707                           0.62%
2Q00            710                           0.55%
3Q00            708                           0.59%
4Q00            712                           0.55%
1Q01            711                           0.53%
2Q01            714                           0.50%
3Q01            714                           0.60%
4Q01            720                           0.65%
1Q02            722                           0.52%
2Q02            722                           0.54%
3Q02            722                           0.48%

                                                                         [LOGO]





TOTAL DEPOSIT TRENDS (1)
Average        ($B)                        Annualized Growth
-------                                    -----------------
                                          3Q02 vs     2Q02 vs.  3Q02 vs.
                                 3Q02       2Q02       1Q02      3Q01
                                 ----       ----       ----      ----

Central Region                   $ 5.1        6%         6%        9%
No. Ohio Region                    3.5       15         15        11
Cincinnati / Dayton Region         1.3        2         17         7
Indiana Region                     0.7       37         22        17
E. Michigan Region                 2.0       11         10         5
W. Michigan Region                 2.5       (3)        58         9
                                 -----       --        ---        --
     Total Regions               $15.1        8%        18%        9%
                                 =====       ==        ===        ==
(1) Excludes deposits attributable to Dealer Sales and PFG lines of business, brokered deposits, and negotiable CDs. Normalized sale of Florida.

                                                                         [LOGO]



PERFORMANCE TRENDS (1)

REVENUE (FTE)
($MM)

2Q01      3Q01     4Q01     1Q02    2Q02    3Q02

$338       $342    $351     $349    $357    $364


(1) Excludes security gains and gain on restructuring of merchant services business in 3Q02, gain on sale of the Florida banking operations in 1Q02, impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02

                                                                         [LOGO]


PERFORMANCE TRENDS (1)

LOAN LOSS PROVISION

($MM)
2Q01      3Q01     4Q01     1Q02    2Q02    3Q02

$42        $46      $54      $51    $54      $60


NET INCOME
($MM)

2Q01      3Q01     4Q01     1Q02    2Q02    3Q02

$76       $81       $80      $80    $82      $82


(1) Operating basis - Excludes after tax impact of restructuring and other charges, gain on sale of Florida operations in 1Q02, impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02

                                                                         [LOGO]

PERFORMANCE TRENDS (1)


RETURN ON AVERAGE ASSETS

2Q01      3Q01     4Q01     1Q02    2Q02    3Q02

1.20%     1.30%    1.28%    1.30%   1.31%   1.26%


RETURN ON AVERAGE EQUITY

2Q01      3Q01     4Q01     1Q02    2Q02    3Q02

12.6%     13.5%    13.4%    13.6%   14.0%   14.3%

(1) Operating basis - Excludes after tax impact of restructuring and other charges of $33.0 MM in 3Q01, after tax impact of $16.0 MM gain on the restructuring of the merchant services business in 3Q02, the impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02

                                                                         [LOGO]



PRIVATE FINANCIAL GROUP

                                                                         [LOGO]

PFG - BUSINESS OVERVIEW - 3Q02

BUSINESS LINES                                          9/30/02 ASSETS

-   Asset Management / Investment Advisory            Mngd         Total
                                                      ----         -----
    -   Personal trust                              $ 4.7 B        $7.4B
    -   Huntington Funds                              2.7           2.7
    -   Institutional trust                           0.5          12.9
    -   Corporate trust                               0.2           2.7
    -   Haberer Registered Investment Advisor         0.4           0.4
                                                      ---         -----
                                                     $8.5 B       $26.1B

-   Brokerage                                        3Q02         2Q02
                                                     ----         ----

    -   Mutual fund sales                          $ 32.4 MM    $  54.6 MM
    -   Annuity sales                               151.8         152.6
                                                   ------       ------
                                                   $184.2       $ 207.2
-   Private Banking (Avg. balances)
     -   Deposits                                  $  821 MM    $   776 MM
     -   Loans                                     $  919       $   851

                                                                          [LOGO]

PFG - FEE BASED REVENUE (1)



3Q02 REVENUE ($MM)               VS.  3Q01


Trust fees               $15.0        1.2%

Brokerage & Insurance     12.6       32.8

Other (2)                  1.0       (9.1)
                         -----      -----
   Total                 $28.6       11.3%


(1) Excludes impact of Florida sale and sale of J Rolfe Davis

(2) Misc. banking fees on loans/deposits




REVENUE TRENDS

Trust fees                 $13.7        $14.4    $14.8    $14.7     $15.1    $16.2      $15.0

Brokerage & Insurance      $10.9        $11.1     $9.5    $12.7     $12.2    $13.1      $12.6

                           1Q01         2Q01     3Q01     4Q01      1Q02      2Q02      3Q02

                                                                          [LOGO]


PFG - HUNTINGTON FUNDS

-  Lipper 1 Year (9/30/02) rankings...
   -        New Economy Fund            #3 of 387
   -        Dividend Capture Fund       #8 of 472
   -        Mid Cap Fund            Top 6% of 218

-  All equity funds in top quartile for 2002 YTD

                                                                          [LOGO]


PFG - RETAIL INVESTMENT SALES SUCCESS (1)

                                2001                2001 Industry
                            Huntington         Average      Top Quartile
                            ----------        ---------     -------------
Sales penetration (2)            5.3%              3.4%           4.6%
Revenue penetration (3)       $2,855            $3,081         $2,821
Profit penetration (4)        $1,323            $  679        $   958

                            9 Mo. 2002              2001 Industry
Average monthly (5)         Huntington         Average      Top Quartile
----------------           ----------          -------      ------------
Sales per licensed banker    $70,996           $35,215        $61,158
Revenue per licensed banker  $ 3,195           $ 1,585        $ 2,905

                                                  3Q02           3Q01
Huntington Fund sales % total funds sold            31%             5%

(1) Ken Kehrer & Associates survey
(2) Sales (dollars invested) of mutual funds and annuities divided by bank's retail deposits
(4) Contribution of investment program to pretax profit per million of the bank's retail deposits. Contribution is difference between program revenue and program expenses
(5) Annualized

                       HUNTINGTON BANCSHARES INCORPORATED
                           QUARTERLY FINANCIAL REVIEW
                                 SEPTEMBER 2002




                                TABLE OF CONTENTS

REPORTED BASIS

Consolidated Statements of Income                                     1

Consolidated Balance Sheets                                           2

Loans and Deposits                                                    3

Consolidated Average Balance Sheets                                   4

Consolidated Quarterly Net Interest Margin Analysis                   5

Selected Quarterly Income Statement Data                              6

Loan Loss Reserves and Net Charge-Off Analysis                        7

Non-Performing Assets and Past Due Loans                              8

Stock Summary, Capital, and Other Data                                9

OPERATING BASIS

-     Definition of Operating Basis                                   10

-     Consolidated Statements of Income                               11

-     Loans and Deposits                                              12

-     Consolidated Average Balance Sheets                             13

-     Quarterly Net Interest Margin Analysis                          14

-     Selected Quarterly Income Statement Data                        15

-     Loan Loss Reserves and Net Charge-Off Analysis                  16

-     Non-Performing Assets and Past Due Loans                        17

                       HUNTINGTON BANCSHARES INCORPORATED
                        CONSOLIDATED STATEMENTS OF INCOME
                                 REPORTED BASIS

 THREE MONTHS ENDED SEPTEMBER 30,                                                                               CHANGE
----------------------------------------------------------------------------------------          ---------------------------------
(in thousands, except per share amounts)                     2002                2001                    Amount          Percent
----------------------------------------------------------------------------------------          ---------------------------------
Net Interest Income                                       $ 249,416           $ 249,787                $    (371)         (0.1)%
Provision for loan losses                                    60,249              49,559                   10,690          21.6
----------------------------------------------------------------------------------------          ---------------------------------
               NET INTEREST INCOME
                    AFTER PROVISION FOR LOAN LOSSES         189,167             200,228                  (11,061)         (5.5)
----------------------------------------------------------------------------------------          ---------------------------------

Total non-interest income                                   139,382             130,456                    8,926           6.8
Total non-interest expense                                  193,723             279,707                  (85,984)        (30.7)
----------------------------------------------------------------------------------------          ---------------------------------

               INCOME BEFORE INCOME TAXES                   134,826              50,977                   83,849         164.5
Income taxes                                                 36,703               8,348                   28,355         339.7
----------------------------------------------------------------------------------------          ---------------------------------
               NET INCOME                                 $  98,123           $  42,629                $  55,494         130.2 %
----------------------------------------------------------------------------------------          ---------------------------------

  PER COMMON SHARE
     Net income
          Basic                                               $0.41               $0.17                   $ 0.24          N.M. %
          Diluted                                             $0.41               $0.17                   $ 0.24          N.M. %

     Cash dividends declared                                  $0.16               $0.16                $     ---           --- %

  AVERAGE COMMON SHARES
          Basic                                             239,925             251,148                  (11,223)         (4.5)%
          Diluted                                           241,357             252,203                  (10,846)         (4.3)%

-----------------------------------------------------------------------------------------------------------------------------------

 NINE MONTHS ENDED SEPTEMBER 30,                                                                                 CHANGE
----------------------------------------------------------------------------------------          ---------------------------------
(in thousands, except per share amounts)                      2002                2001                    Amount        Percent
----------------------------------------------------------------------------------------          ---------------------------------
Net Interest Income                                       $ 734,100           $ 740,944                $  (6,844)         (0.9)%
Provision for loan losses                                   169,922             200,518                  (30,596)        (15.3)
----------------------------------------------------------------------------------------          ---------------------------------
               NET INTEREST INCOME
                    AFTER PROVISION FOR LOAN LOSSES         564,178             540,426                   23,752           4.4
----------------------------------------------------------------------------------------          ---------------------------------

Total non-interest income                                   558,790             376,383                  182,407          48.5
Total non-interest expense                                  649,353             781,090                 (131,737)        (16.9)
----------------------------------------------------------------------------------------          ---------------------------------

               INCOME BEFORE INCOME TAXES                   473,615             135,719                  337,896         249.0
Income taxes                                                195,525              22,847                  172,678          N.M.
----------------------------------------------------------------------------------------          ---------------------------------
               NET INCOME                                 $ 278,090           $ 112,872                $ 165,218         146.4 %
----------------------------------------------------------------------------------------          ---------------------------------

  PER COMMON SHARE
     Net income
          Basic                                               $1.13               $0.45                $    0.68         151.1 %
          Diluted                                             $1.13               $0.45                $    0.68         151.1 %

     Cash dividends declared                                  $0.48               $0.56                $   (0.08)        (14.3)%

  AVERAGE COMMON SHARES
          Basic                                             245,554             251,039                   (5,485)         (2.2)%
          Diluted                                           247,021             251,537                   (4,516)         (1.8)%


N.M. - Not Meaningful.

                       HUNTINGTON BANCSHARES INCORPORATED
                           CONSOLIDATED BALANCE SHEETS
                                 REPORTED BASIS

--------------------------------------------------------------------------------------------------------------------------
                                                             SEPTEMBER 30,           December 31,            September 30,

 (in thousands)                                                  2002                    2001                     2001
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                      $  1,014,713           $  1,138,366             $  1,110,287
Interest bearing deposits in banks                                 33,700                 21,205                    4,958
Trading account securities                                          3,225                 13,392                    2,292
Federal funds sold and securities
     purchased under resale agreements                             64,574                 83,275                   63,311
Loans held for sale                                               369,724                629,386                  294,077
Securities available for sale - at fair value                   3,235,546              2,849,579                2,991,167
Investment securities - fair value $9,925; $12,499;
     and $14,868, respectively                                      9,733                 12,322                   14,629
Total loans (1)                                                20,455,506             21,601,873               21,583,611
     Less allowance for loan losses                               408,378                410,572                  360,446
--------------------------------------------------------------------------------------------------------------------------
Net loans                                                      20,047,128             21,191,301               21,223,165
--------------------------------------------------------------------------------------------------------------------------
Bank owned life insurance                                         874,771                843,183                  833,623
Premises and equipment                                            339,984                452,036                  447,774
Goodwill and other intangible assets                              218,424                716,054                  726,094
Customers' acceptance liability                                    18,340                 13,670                   16,382
Accrued income and other assets                                   509,150                536,390                  588,416
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                 $ 26,739,012           $ 28,500,159             $ 28,316,175
--------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Total deposits (1)                                           $ 17,117,811           $ 20,187,304             $ 20,071,388
Short-term borrowings                                           2,620,022              1,955,926                1,789,043
Bank acceptances outstanding                                       18,340                 13,670                   16,382
Medium-term notes                                               1,737,750              1,795,002                1,995,603
Federal Home Loan Bank Advances                                   613,000                 17,000                   17,000
Subordinated notes and other long-term debt                       943,168                927,330                  882,605
Company obligated mandatorily redeemable preferred
  capital securities of subsidiary trusts holding solely
   junior subordinated debentures of the Parent Company           300,000                300,000                  300,000
Accrued expenses and other liabilities                          1,049,135                887,487                  839,748
--------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                         24,399,226             26,083,719               25,911,769
--------------------------------------------------------------------------------------------------------------------------

Shareholders' equity
     Preferred stock - authorized 6,617,808 shares;
          none outstanding                                            ---                    ---                      ---
     Common stock - without par value; authorized
          500,000,000 shares; issued 257,866,255 shares;
          outstanding 237,544,288; 251,193,814; and
          251,193,211 shares, respectively                      2,486,345              2,490,724                2,489,564
     Less 20,321,967; 6,672,441; and 6,673,044
          treasury shares, respectively                          (391,550)              (123,849)                (122,485)
     Accumulated other comprehensive income                        60,556                 25,488                   38,708
     Retained earnings (deficit)                                  184,435                 24,077                   (1,381)
--------------------------------------------------------------------------------------------------------------------------
     Total Shareholders' Equity                                 2,339,786              2,416,440                2,404,406
--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   $ 26,739,012           $ 28,500,159             $ 28,316,175
--------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------         -------------------------------------
                                                                     Change September '02 vs. '01
                                                                   -------------------------------------
 (in thousands)                                                          Amount           Percent
----------------------------------------------------------         ------------------   ----------------
ASSETS
Cash and due from banks                                                  $   (95,574)         (8.6) %
Interest bearing deposits in banks                                            28,742          N.M.
Trading account securities                                                       933          40.7
Federal funds sold and securities
     purchased under resale agreements                                         1,263           2.0
Loans held for sale                                                           75,647          25.7
Securities available for sale - at fair value                                244,379           8.2
Investment securities - fair value $9,925; $12,499;
     and $14,868, respectively                                                (4,896)        (33.5)
Total loans (1)                                                           (1,128,105)         (5.2)
     Less allowance for loan losses                                           47,932          13.3
----------------------------------------------------------         -------------------------------------
Net loans                                                                 (1,176,037)         (5.5)
----------------------------------------------------------         -------------------------------------
Bank owned life insurance                                                     41,148           4.9
Premises and equipment                                                      (107,790)        (24.1)
Goodwill and other intangible assets                                        (507,670)        (69.9)
Customers' acceptance liability                                                1,958          12.0
Accrued income and other assets                                              (79,266)        (13.5)
----------------------------------------------------------         -------------------------------------
TOTAL ASSETS                                                             $(1,577,163)         (5.6) %
----------------------------------------------------------         -------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Total deposits (1)                                                       $(2,953,577)        (14.7) %
Short-term borrowings                                                        830,979          46.4
Bank acceptances outstanding                                                   1,958          12.0
Medium-term notes                                                           (257,853)        (12.9)
Federal Home Loan Bank Advances                                              596,000          N.M.
Subordinated notes and other long-term debt                                   60,563           6.9
Company obligated mandatorily redeemable preferred
  capital securities of subsidiary trusts holding solely
   junior subordinated debentures of the Parent Company                          ---           ---
Accrued expenses and other liabilities                                       209,387          24.9
----------------------------------------------------------         -------------------------------------
     Total Liabilities                                                    (1,512,543)         (5.8) %
----------------------------------------------------------         -------------------------------------

Shareholders' equity
     Preferred stock - authorized 6,617,808 shares;
          none outstanding                                                       ---           ---
     Common stock - without par value; authorized
          500,000,000 shares; issued 257,866,255 shares;
          outstanding 237,544,288; 251,193,814; and
          251,193,211 shares, respectively                                    (3,219)         (0.1)
     Less 20,321,967; 6,672,441; and 6,673,044
          treasury shares, respectively                                     (269,065)         N.M.
     Accumulated other comprehensive income                                   21,848          56.4
     Retained earnings (deficit)                                             185,816          N.M.
----------------------------------------------------------         -------------------------------------
     Total Shareholders' Equity                                              (64,620)         (2.7)
----------------------------------------------------------         -------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $(1,577,163)         (5.6) %
----------------------------------------------------------         -------------------------------------





(1) See Page 3 for detail of Loans and Deposits.
    N.M. - Not Meaningful.

                    HUNTINGTON BANCSHARES INCORPORATED
                            LOANS AND DEPOSITS
                              REPORTED BASIS

 LOAN PORTFOLIO COMPOSITION BY LOAN TYPE AND BY BUSINESS SEGMENT

----------------------------------------------------------------------------------------------------------------------------
 (in thousands)
                                                                    SEPTEMBER 30, 2002               DECEMBER 31, 2001
-----------------------------------------------------------------------------------------   --------------------------------
 BY LOAN TYPE                                                         BALANCE        %               BALANCE         %
----------------------------------------------------------------------------------------------------------------------------

Commercial                                                        $  5,684,168      27.8          $  6,439,372     29.8
Commercial real estate                                               3,768,554      18.4             3,975,562     18.4
----------------------------------------------------------------------------------------------------------------------------
     Total Commercial and Commercial Real Estate                     9,452,722      46.2            10,414,934     48.2
----------------------------------------------------------------------------------------------------------------------------
Consumer
     Auto leases - Indirect (unearned income $451,818,
        $500,430, and $520,151, respectively)                        3,206,046      15.7             3,207,514     14.8
     Auto loans - Indirect                                           2,907,417      14.2             2,883,279     13.3
     Home equity                                                     3,134,529      15.3             3,582,028     16.6
     Residential mortgage                                            1,355,326       6.6               970,704      4.5
     Other loans                                                       399,466       2.0               543,414      2.6
----------------------------------------------------------------------------------------------------------------------------
     Total Consumer                                                 11,002,784      53.8            11,186,939     51.8
----------------------------------------------------------------------------------------------------------------------------
      TOTAL LOANS                                                 $ 20,455,506     100.0          $ 21,601,873    100.0
----------------------------------------------------------------------------------------------------------------------------

 TOTAL LOANS BY BUSINESS SEGMENT
--------------------------------------------------------------
 Regional Banking
    Central Ohio / West Virginia                                  $  4,778,406      23.4          $  4,264,143     19.7
    Northern Ohio                                                    2,770,710      13.5             2,694,081     12.5
    Southern Ohio / Kentucky                                         1,456,206       7.1             1,327,355      6.1
    West Michigan                                                    1,825,738       8.9             1,837,094      8.5
    East Michigan                                                    1,135,668       5.6               936,899      4.3
    Indiana                                                            683,024       3.3               695,354      3.2
----------------------------------------------------------------------------------------------------------------------------
       Total Regional Banking                                       12,649,752      61.8            11,754,926     54.3
----------------------------------------------------------------------------------------------------------------------------
 Dealer Sales                                                        6,715,205      32.8             6,239,117     29.0
 Private Financial Group                                               971,503       4.7               762,771      3.5
 Treasury / Other                                                      119,046       0.7               121,534      0.6
----------------------------------------------------------------------------------------------------------------------------
      TOTAL LOANS EXCLUDING FLORIDA                                 20,455,506     100.0            18,878,348     87.4
----------------------------------------------------------------------------------------------------------------------------
 Florida                                                                   ---       ---             2,723,525     12.6
----------------------------------------------------------------------------------------------------------------------------
      TOTAL LOANS                                                 $ 20,455,506     100.0          $ 21,601,873    100.0
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 (in thousands)
                                                                            SEPTEMBER 30, 2001
-------------------------------------------------------------      ---------------------------------
 BY LOAN TYPE                                                                BALANCE              %
----------------------------------------------------------------------------------------------------

Commercial                                                               $  6,655,550          30.8
Commercial real estate                                                      3,858,039          17.9
----------------------------------------------------------------------------------------------------
     Total Commercial and Commercial Real Estate                           10,513,589          48.7
----------------------------------------------------------------------------------------------------
Consumer
     Auto leases - Indirect (unearned income $451,818,
        $500,430, and $520,151, respectively)                               3,221,300          14.9
     Auto loans - Indirect                                                  2,884,841          13.4
     Home equity                                                            3,521,203          16.3
     Residential mortgage                                                     858,757           4.0
     Other loans                                                              583,921           2.7
----------------------------------------------------------------------------------------------------
     Total Consumer                                                        11,070,022          51.3
----------------------------------------------------------------------------------------------------
      TOTAL LOANS                                                        $ 21,583,611         100.0
----------------------------------------------------------------------------------------------------

 TOTAL LOANS BY BUSINESS SEGMENT
-------------------------------------------------------------
 Regional Banking
    Central Ohio / West Virginia                                         $  4,348,385          20.1
    Northern Ohio                                                           2,792,014          12.9
    Southern Ohio / Kentucky                                                1,323,263           6.1
    West Michigan                                                           1,851,089           8.6
    East Michigan                                                             885,641           4.1
    Indiana                                                                   683,098           3.2
----------------------------------------------------------------------------------------------------
       Total Regional Banking                                              11,883,490          55.0
----------------------------------------------------------------------------------------------------
 Dealer Sales                                                               6,326,698          29.4
 Private Financial Group                                                      675,517           3.1
 Treasury / Other                                                              59,913           0.3
----------------------------------------------------------------------------------------------------
      TOTAL LOANS EXCLUDING FLORIDA                                        18,945,618          87.8
----------------------------------------------------------------------------------------------------
 Florida                                                                    2,637,993          12.2
----------------------------------------------------------------------------------------------------
      TOTAL LOANS                                                        $ 21,583,611         100.0
----------------------------------------------------------------------------------------------------



 DEPOSIT COMPOSITION BY DEPOSIT TYPE AND BY BUSINESS SEGMENT
----------------------------------------------------------------------------------------------------------------------------
(in thousands)
                                                                    SEPTEMBER 30, 2002             DECEMBER 31, 2001
-----------------------------------------------------------------------------------------   --------------------------------
 BY DEPOSIT TYPE                                                      BALANCE        %                BALANCE       %
----------------------------------------------------------------------------------------------------------------------------
 Demand deposits
      Non-interest bearing                                        $  2,949,065      17.2          $  3,635,173     18.0
      Interest bearing                                               5,203,413      30.4             5,723,160     28.4
 Savings deposits                                                    2,849,060      16.6             3,466,305     17.2
 Other domestic time deposits                                        4,071,082      23.8             5,868,451     29.1
----------------------------------------------------------------------------------------------------------------------------
     TOTAL CORE DEPOSITS (1)                                        15,072,620      88.0            18,693,089     92.7
----------------------------------------------------------------------------------------------------------------------------
 Domestic time deposits of $100,000 or more                            754,115       4.4             1,130,563      5.6
 Brokered time deposits and negotiable CDs                             979,075       5.7               137,915      0.7
 Foreign time deposits                                                 312,001       1.9               225,737      1.0
----------------------------------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS                                              $ 17,117,811     100.0          $ 20,187,304    100.0
----------------------------------------------------------------------------------------------------------------------------

 TOTAL DEPOSITS BY BUSINESS SEGMENT
--------------------------------------------------------------
 Regional Banking
    Central Ohio / West Virginia                                  $  5,619,539      32.8          $  5,217,459     25.8
    Northern Ohio                                                    3,551,743      20.7             3,255,847     16.1
    Southern Ohio / Kentucky                                         1,346,093       7.9             1,290,832      6.4
    West Michigan                                                    2,419,650      14.1             2,226,500     11.0
    East Michigan                                                    1,938,215      11.3             1,895,470      9.4
    Indiana                                                            658,018       3.8               577,699      2.9
----------------------------------------------------------------------------------------------------------------------------
       Total Regional Banking                                       15,533,258      90.6            14,463,807     71.6
----------------------------------------------------------------------------------------------------------------------------
 Dealer Sales                                                           48,112       0.3                82,684      0.4
 Private Financial Group                                               773,709       4.5               716,693      3.6
 Treasury / Other (2)                                                  762,732       4.6               256,201      1.3
----------------------------------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS EXCLUDING FLORIDA                              17,117,811     100.0            15,519,385     76.9
----------------------------------------------------------------------------------------------------------------------------
 Florida                                                                   ---       ---             4,667,919     23.1
----------------------------------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS                                              $ 17,117,811     100.0          $ 20,187,304    100.0
----------------------------------------------------------------------------------------------------------------------------

 DEPOSIT COMPOSITION BY DEPOSIT TYPE AND BY BUSINESS SEGMENT
----------------------------------------------------------------------------------------------------
(in thousands)
                                                                            SEPTEMBER 30, 2001
-------------------------------------------------------------      ---------------------------------
 BY DEPOSIT TYPE                                                            BALANCE              %
----------------------------------------------------------------------------------------------------
 Demand deposits
      Non-interest bearing                                               $  3,464,430          17.3
      Interest bearing                                                      5,302,394          26.4
 Savings deposits                                                           3,458,986          17.2
 Other domestic time deposits                                               6,034,306          30.1
----------------------------------------------------------------------------------------------------
     TOTAL CORE DEPOSITS (1)                                               18,260,116          91.0
----------------------------------------------------------------------------------------------------
 Domestic time deposits of $100,000 or more                                 1,315,414           6.6
 Brokered time deposits and negotiable CDs                                    128,878           0.6
 Foreign time deposits                                                        366,980           1.8
----------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS                                                     $ 20,071,388         100.0
----------------------------------------------------------------------------------------------------

 TOTAL DEPOSITS BY BUSINESS SEGMENT
-------------------------------------------------------------
 Regional Banking
    Central Ohio / West Virginia                                         $  4,923,225          24.5
    Northern Ohio                                                           3,189,524          15.9
    Southern Ohio / Kentucky                                                1,335,797           6.7
    West Michigan                                                           2,331,154          11.6
    East Michigan                                                           1,967,658           9.8
    Indiana                                                                   558,573           2.8
----------------------------------------------------------------------------------------------------
       Total Regional Banking                                              14,305,931          71.3
----------------------------------------------------------------------------------------------------
 Dealer Sales                                                                  90,076           0.4
 Private Financial Group                                                      757,291           3.8
 Treasury / Other (2)                                                         325,205           1.6
----------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS EXCLUDING FLORIDA                                     15,478,503          77.1
----------------------------------------------------------------------------------------------------
 Florida                                                                    4,592,885          22.9
----------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS                                                     $ 20,071,388         100.0
----------------------------------------------------------------------------------------------------


(1) Core deposits include non-interest bearing and interest bearing demand deposits, savings deposits, CDs under $100,000, and IRA deposits.

(2) Comprised largely of brokered deposits and negotiable CDs.


HUNTINGTON BANCSHARES INCORPORATED
--------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEETS
REPORTED BASIS
(in millions)

                                                                           2002                           2001
-----------------------------------------------------------------------------------------------  -------------------------
Fully Tax Equivalent Basis (1)                                 THIRD       Second       First         Fourth        Third
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest bearing deposits in banks                          $     35     $     29     $     34      $     14     $      5
Trading account securities                                         7            6            5             8            8
Federal funds sold and securities purchased
   under resale agreements                                        76           68           62            86           86
Mortgages held for sale                                          267          174          381           433          344
Securities:
      Taxable                                                  2,953        2,735        2,713         2,720        2,896
      Tax exempt                                                 108           96          101           108          140
--------------------------------------------------------------------------------------------------------------------------
           Total Securities                                    3,061        2,831        2,814         2,828        3,036
--------------------------------------------------------------------------------------------------------------------------
Loans:
     Commercial                                                5,502        5,614        6,045         6,491        6,681
     Real Estate (2)
          Construction                                         1,430        1,420        1,455         1,492        1,388
          Commercial                                           2,316        2,233        2,364         2,397        2,346
     Consumer
           Auto leases - Indirect                              3,172        3,113        3,166         3,229        3,243
           Auto loans - Indirect                               2,793        2,597        2,730         2,903        2,806
           Home equity                                         3,062        2,911        3,209         3,554        3,456
           Residential mortgage                                1,310        1,229        1,021           892          854
           Other loans                                           404          413          482           554          574
--------------------------------------------------------------------------------------------------------------------------
           Total Consumer                                     10,741       10,263       10,608        11,132       10,933
--------------------------------------------------------------------------------------------------------------------------
Total Loans                                                   19,989       19,530       20,472        21,512       21,348
--------------------------------------------------------------------------------------------------------------------------
Allowance for loan losses                                        406          400          415           393          358
--------------------------------------------------------------------------------------------------------------------------
Net loans                                                     19,583       19,130       20,057        21,119       20,990
--------------------------------------------------------------------------------------------------------------------------
Total earning assets                                          23,435       22,638       23,768        24,881       24,827
--------------------------------------------------------------------------------------------------------------------------
Cash and due from banks                                          763          722          819           876          910
Intangible assets                                                202          213          536           720          732
All other assets                                               1,784        1,784        1,836         1,893        1,877
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                $ 25,778     $ 24,957     $ 26,544      $ 27,977     $ 27,988
--------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits                          $  2,868     $  2,739     $  3,041      $  3,406     $  3,341
     Interest bearing demand deposits                          5,269        4,920        5,148         5,519        5,096
     Savings deposits                                          2,766        2,808        3,097         3,388        3,472
     Other domestic time deposits                              4,167        4,218        5,015         5,923        5,940
--------------------------------------------------------------------------------------------------------------------------
          Total core deposits                                 15,070       14,685       16,301        18,236       17,849
--------------------------------------------------------------------------------------------------------------------------
Domestic time deposits of $100,000 or more                       777          852        1,052         1,199        1,262
Brokered time deposits and negotiable CDs                        907          649          302           109          120
Foreign time deposits                                            370          296          270           230          257
--------------------------------------------------------------------------------------------------------------------------
     Total deposits                                           17,124       16,482       17,925        19,774       19,488
--------------------------------------------------------------------------------------------------------------------------
Short-term borrowings                                          2,108        1,886        1,998         1,907        2,140
Medium-term notes                                              1,752        1,910        1,967         1,863        1,990
Federal Home Loan Bank advances                                  228           14           17            17           17
Subordinated notes and other long-term debt,
   including preferred capital securities                      1,215        1,215        1,216         1,166        1,167
--------------------------------------------------------------------------------------------------------------------------
     Total interest bearing liabilities                       19,559       18,768       20,082        21,321       21,461
--------------------------------------------------------------------------------------------------------------------------
All other liabilities                                          1,073        1,107        1,051           889          811
Shareholders' equity                                           2,278        2,343        2,370         2,361        2,375
--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $ 25,778     $ 24,957     $ 26,544      $ 27,977     $ 27,988
--------------------------------------------------------------------------------------------------------------------------




(1) Fully tax equivalent yields are calculated assuming a 35% tax rate.
(2) Third quarter 2002 includes reclassification of $186 million in construction loans to commercial real estate due to September 2002 correction of an error involving construction loans with original maturities over 5 years.

HUNTINGTON BANCSHARES INCORPORATED
----------------------------------------------------------------------------------------------------------------------
CONSOLIDATED QUARTERLY NET INTEREST MARGIN ANALYSIS
REPORTED BASIS
(in millions)
                                                                                AVERAGE RATES (3)
                                                        --------------------------------------------------------------
                                                                        2002                          2001
----------------------------------------------------------------------------------------------  ----------------------
Fully Tax Equivalent Basis (1)                              THIRD       Second       First      Fourth     Third
----------------------------------------------------------------------------------------------------------------------
ASSETS
Interest bearing deposits in banks                          2.06 %       2.44 %       2.02 %     2.09 %      3.75 %
Trading account securities                                  4.95         5.37         2.79       3.59        3.83
Federal funds sold and securities purchased
   under resale agreements                                  1.40         1.51         1.43       2.18        3.20
Mortgages held for sale                                     6.57         7.07         6.51       6.64        7.18
Securities:
      Taxable                                               6.01         6.33         6.43       6.62        6.71
      Tax exempt                                            7.52         7.69         7.76       7.81        7.38
----------------------------------------------------------------------------------------------------------------------
           Total Securities                                 6.07         6.37         6.48       6.66        6.75
----------------------------------------------------------------------------------------------------------------------
Loans:
     Commercial                                             5.46         5.50         5.39       5.86        6.92
     Real Estate
          Construction                                      4.62         4.81         4.91       5.50        6.62
          Commercial                                        6.16         6.36         6.62       6.85        7.54
     Consumer
           Auto leases - Indirect                           6.23         6.42         6.62       6.58        6.67
           Auto loans - Indirect                            7.75         7.98         8.03       8.24        8.45
           Home equity                                      5.62         5.72         6.30       7.20        7.87
           Residential mortgage                             5.98         6.23         6.57       7.17        7.54
           Other loans                                      7.41         7.47         7.41       8.12        7.89
----------------------------------------------------------------------------------------------------------------------
           Total Consumer                                   6.47         6.64         6.92       7.34        7.65
----------------------------------------------------------------------------------------------------------------------
Total Loans                                                 6.02         6.15         6.29       6.71        7.34
----------------------------------------------------------------------------------------------------------------------
Loan fees                                                   0.61         0.55         0.48       0.51        0.53
----------------------------------------------------------------------------------------------------------------------
Total Loans with fees (2)                                   6.63         6.70         6.77       7.22        7.87
----------------------------------------------------------------------------------------------------------------------
Total earning assets                                        6.52 %       6.64 %       6.71 %     7.12 %      7.70 %
----------------------------------------------------------------------------------------------------------------------





LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits
     Interest bearing demand deposits                       1.77 %       1.84 %       1.80 %     2.00 %      2.74 %
     Savings deposits                                       1.81         1.83         1.87       2.11        3.00
     Other domestic time deposits                           4.40         4.61         4.99       5.19        5.52
----------------------------------------------------------------------------------------------------------------------
          Total core deposits                               2.17         2.29         2.46       2.68        3.20
----------------------------------------------------------------------------------------------------------------------
Domestic time deposits of $100,000 or more                  3.29         2.82         3.05       4.68        4.82
Brokered time deposits and negotiable CDs                   2.37         2.48         2.48       3.55        4.42
Foreign time deposits                                       1.43         1.38         1.91       1.99        3.39
----------------------------------------------------------------------------------------------------------------------
     Total deposits                                         2.22         2.31         2.49       2.80        3.32
----------------------------------------------------------------------------------------------------------------------
Short-term borrowings                                       1.88         1.97         2.36       2.65        3.69
Medium-term notes                                           3.37         3.21         3.43       4.58        6.12
Federal Home Loan Bank advances                             2.04         5.97         6.10       6.10        6.10
Subordinated notes and other long-term debt,
   including preferred capital securities                   3.99         4.03         4.12       4.94        5.17
----------------------------------------------------------------------------------------------------------------------
     Total interest bearing liabilities                     2.73 %       2.82 %       3.04 %     3.51 %      4.23 %
----------------------------------------------------------------------------------------------------------------------



Net interest rate spread                                    3.79 %       3.82 %       3.67 %     3.61 %      3.47 %
Impact of non-interest bearing funds on margin              0.47         0.48         0.47       0.50        0.57
----------------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                                         4.26 %       4.30 %       4.14 %     4.11 %      4.04 %
----------------------------------------------------------------------------------------------------------------------

(1) Fully tax equivalent yields are calculated assuming a 35% tax rate.

(2) Total loans with fees rate includes loan fees, whereas individual loan components above are shown exclusive of fees.

(3) Loan and deposit average rates include impact of applicable derivatives.

                       HUNTINGTON BANCSHARES INCORPORATED
                    SELECTED QUARTERLY INCOME STATEMENT DATA
                                 REPORTED BASIS

                                                                          2002                                      2001
----------------------------------------------------------------------------------------------      --------------------------------
(in thousands, except per share amounts)                  THIRD         Second         First               Fourth            Third
------------------------------------------------------------------------------------------------------------------------------------

NET INTEREST INCOME                                     $249,416       $241,859     $ 242,825             $255,238         $249,787
Provision for loan losses                                 60,249         53,892        55,781              108,275           49,559
------------------------------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                              189,167        187,967       187,044              146,963          200,228
------------------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                       37,460         35,354        38,530               42,753           41,719
Trust services                                            14,997         16,247        15,501               15,321           15,485
Brokerage and insurance income                            13,943         17,677        18,792               20,966           19,912
Bank Owned Life Insurance income                          11,443         11,443        11,676                9,560            9,560
Other service charges and fees                            10,837         10,529        10,632               12,552           12,350
Mortgage banking                                           6,289         10,725        19,565               15,768           14,616
Other                                                     18,723         15,039        10,931               16,088           15,755
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST INCOME BEFORE GAIN ON SALE
   OF FLORIDA OPERATIONS, MERCHANT SERVICES GAIN,
   AND SECURITIES GAINS                                  113,692        117,014       125,627              133,008          129,397
Gain on sale of Florida operations                           ---            ---       175,344                  ---              ---
Merchant Services gain                                    24,550            ---           ---                  ---              ---
Securities gains                                           1,140            966           457                   89            1,059
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST INCOME                                139,382        117,980       301,428              133,097          130,456
------------------------------------------------------------------------------------------------------------------------------------
Personnel costs                                          107,477        105,146       114,285              118,143          120,767
Equipment                                                 17,378         16,659        16,949               20,593           20,151
Outside data processing and other services                15,128         16,592        18,439               17,992           17,375
Net occupancy                                             14,815         14,756        17,239               19,950           19,266
Marketing                                                  7,491          7,231         7,003                6,345            6,921
Professional services                                      6,083          6,267         5,401                6,235            5,912
Telecommunications                                         5,609          5,320         6,018                6,793            6,859
Printing and supplies                                      3,679          3,683         3,837                4,293            4,450
Franchise and other taxes                                  2,283          2,313         2,328                2,893            2,470
Amortization of intangible assets                            204            235         1,376               10,100           10,114
Other                                                     13,576         13,858        14,511               14,017           14,605
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST EXPENSE BEFORE SPECIAL CHARGES        193,723        192,060       207,386              227,354          228,890
Special charges                                              ---            ---        56,184               15,143           50,817
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST EXPENSE AFTER SPECIAL CHARGES         193,723        192,060       263,570              242,497          279,707
------------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                               134,826        113,887       224,902               37,563           50,977
Income taxes                                              36,703         31,647       127,175              (28,086)(1)        8,348
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                              $ 98,123       $ 82,240      $ 97,727             $ 65,649         $ 42,629
------------------------------------------------------------------------------------------------------------------------------------

PER COMMON SHARE
   Net Income - Diluted                                    $0.41          $0.33         $0.39                $0.26            $0.17
   Cash Dividends Declared                                 $0.16          $0.16         $0.16                $0.16            $0.16

RETURN ON:
   Average total assets                                    1.51%          1.32%         1.49%                0.93%            0.60%
   Average total shareholders' equity                      17.1%          14.1%         16.7%                11.0%             7.1%
Net interest margin (2)                                    4.26%          4.30%         4.14%                4.11%            4.04%
Efficiency ratio (3)                                       53.2%          53.3%         55.7%                55.8%            57.5%

REVENUE - FULLY TAXABLE EQUIVALENT (FTE)
Net Interest Income                                     $249,416       $241,859     $ 242,825             $255,238         $249,787
Tax Equivalent Adjustment (2)                              1,096          1,071         1,169                1,292            1,442
------------------------------------------------------------------------------------------------------------------------------------
Net Interest Income                                      250,512        242,930       243,994              256,530          251,229
Non-Interest Income                                      139,382        117,980       301,428              133,097          130,456
------------------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                           $389,894       $360,910     $ 545,422             $389,627         $381,685
------------------------------------------------------------------------------------------------------------------------------------

TOTAL REVENUE EXCLUDING SECURITIES GAINS                $388,754       $359,944     $ 544,965             $389,538         $380,626
------------------------------------------------------------------------------------------------------------------------------------


(1) Reflects a $32.5 million reduction related to the issuance of $400 million of REIT subsidiary preferred stock, of which $50 million was issued to the public.

(2)  Calculated assuming a 35% tax rate.

(3)  Excludes gain on sale of Florida operations and special charges.

                       HUNTINGTON BANCSHARES INCORPORATED
                  LOAN LOSS RESERVE AND NET CHARGE-OFF ANALYSIS
                                 REPORTED BASIS

                                                                             2002                                  2001
-----------------------------------------------------------------------------------------------------   ---------------------------
(in thousands)                                                 THIRD       Second         First             Fourth       Third
-----------------------------------------------------------------------------------------------------------------------------------

ALLOWANCE FOR LOAN LOSSES, BEGINNING OF PERIOD               $393,011      $386,053      $410,572          $360,446     $352,243

Loan losses                                                   (56,591)      (57,482)      (67,527)          (66,808)     (49,386)
Recoveries of loans previously charged off                     12,891        12,582        11,746            10,662        9,643
-----------------------------------------------------------------------------------------------------------------------------------
   Net loan losses                                            (43,700)      (44,900)      (55,781)          (56,146)     (39,743)
-----------------------------------------------------------------------------------------------------------------------------------
Provision for loan losses                                      60,249        53,892        55,781           108,275       49,559
Allowance of assets purchased / (sold)                          1,264           ---       (22,297)              ---          ---
Allowance of securitized loans                                 (2,446)       (2,034)       (2,222)           (2,003)      (1,613)

-----------------------------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES, END OF PERIOD                     $408,378      $393,011      $386,053          $410,572     $360,446
-----------------------------------------------------------------------------------------------------------------------------------

Allowance for loan losses as a % of total loans                  2.00 %        2.00 %        2.00 %            1.90 %       1.67 %
Allowance for loan losses as a % of non-performing loans        200.7 %       185.3 %       175.9 %           185.7 %      178.4 %
Allowance for loan losses as a % of non-performing assets       190.7 %       176.1 %       171.2 %           180.5 %      171.6 %


NET CHARGE-OFFS BY LOAN TYPE

Commercial                                                   $ 16,808      $ 21,468      $ 19,527          $ 22,555      $ 9,474
Commercial real estate                                          4,085         2,037         3,983               797            3
-----------------------------------------------------------------------------------------------------------------------------------
   Total commercial and commercial real estate                 20,893        23,505        23,510            23,352        9,477
-----------------------------------------------------------------------------------------------------------------------------------

Consumer
   Auto leases                                                 10,117         8,401        12,809            12,634       10,395
   Auto loans                                                   6,869         5,733        10,217            10,183        6,524
-----------------------------------------------------------------------------------------------------------------------------------
      Total auto leases and loans                              16,986        14,134        23,026            22,817       16,919
-----------------------------------------------------------------------------------------------------------------------------------
   Home equity                                                  2,934         3,096         3,950             4,153        4,866
   Residential mortgage                                           123           555           122               376          109
   Other loans                                                    907         1,225         1,425             1,820        1,186
-----------------------------------------------------------------------------------------------------------------------------------
      Total consumer                                           20,950        19,010        28,523            29,166       23,080
-----------------------------------------------------------------------------------------------------------------------------------
Total net charge-offs, excluding exited businesses             41,843        42,515        52,033            52,518       32,557
Net charge-offs related to exited businesses                    1,857         2,385         3,748             3,628        7,186
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET CHARGE-OFFS - INCLUDING EXITED BUSINESSES          $ 43,700      $ 44,900      $ 55,781          $ 56,146     $ 39,743
-----------------------------------------------------------------------------------------------------------------------------------




NET CHARGE-OFFS - ANNUALIZED PERCENTAGES

Commercial                                                       1.21 %        1.53 %        1.31 %            1.38 %       0.56 %
Commercial real estate                                           0.43          0.22          0.42              0.08         0.00
-----------------------------------------------------------------------------------------------------------------------------------
   Total commercial and commercial real estate                   0.90          1.02          0.97              0.89         0.36
-----------------------------------------------------------------------------------------------------------------------------------

Consumer
   Auto leases                                                   1.27          1.08          1.64              1.55         1.27
   Auto loans                                                    1.01          0.92          1.59              1.46         0.98
-----------------------------------------------------------------------------------------------------------------------------------
      Total auto leases and loans                                1.15          1.01          1.62              1.51         1.14
-----------------------------------------------------------------------------------------------------------------------------------
   Home equity                                                   0.38          0.43          0.50              0.46         0.56
   Residential mortgage                                          0.04          0.18          0.05              0.17         0.05
   Other loans                                                   0.91          1.22          1.23              1.35         0.85
-----------------------------------------------------------------------------------------------------------------------------------
      Total consumer                                             0.78          0.75          1.10              1.05         0.85
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET CHARGE-OFFS - EXCLUDING EXITED BUSINESSES              0.83          0.88          1.04              0.98         0.61
Net charge-offs related to exited businesses                     0.03          0.04          0.07              0.06         0.13
-----------------------------------------------------------------------------------------------------------------------------------
NET CHARGE-OFFS AS A % OF AVERAGE LOANS - INCLUDING
   EXITED BUSINESSES (1)                                         0.87 %        0.92 %        1.11 %            1.04 %       0.74 %
-----------------------------------------------------------------------------------------------------------------------------------

(1) Exited businesses include Second Tier auto and Truck and Equipment lending.

                       HUNTINGTON BANCSHARES INCORPORATED
                    NON-PERFORMING ASSETS AND PAST DUE LOANS
                                 REPORTED BASIS

                                                                      2002                                      2001
-------------------------------------------------------------------------------------------------   -------------------------------
(in thousands)                                       THIRD            Second           First              Fourth         Third
-----------------------------------------------------------------------------------------------------------------------------------

Non-accrual loans:
   Commercial                                      $ 147,392        $ 156,252       $ 162,959           $ 159,637      $ 148,177
   Commercial real estate                             47,537           45,795          43,295              48,360         40,882
   Residential mortgage                                8,488            8,776          11,896              11,836         11,666
-----------------------------------------------------------------------------------------------------------------------------------
Total Nonaccrual Loans                               203,417          210,823         218,150             219,833        200,725
Renegotiated loans                                        37            1,268           1,268               1,276          1,286
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NON-PERFORMING LOANS                           203,454          212,091         219,418             221,109        202,011
Other real estate, net                                10,675           11,146           6,112               6,384          8,050
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NON-PERFORMING ASSETS                        $ 214,129        $ 223,237       $ 225,530           $ 227,493      $ 210,061
-----------------------------------------------------------------------------------------------------------------------------------


Non-performing loans as a % of total loans             0.99%            1.08%           1.13%               1.02%          0.94%
Non-performing assets as a % of total loans
   and other real estate                               1.05%            1.14%           1.17%               1.05%          0.97%


ACCRUING LOANS PAST DUE 90 DAYS OR MORE             $ 68,262         $ 58,449        $ 61,746            $ 91,635       $ 92,791
-----------------------------------------------------------------------------------------------------------------------------------



                                                                       2002                                      2001
----------------------------------------------------------------------------------------------     --------------------------------
(in thousands)                                       THIRD            Second           First              Fourth         Third
-----------------------------------------------------------------------------------------------------------------------------------

NON-PERFORMING ASSETS, BEGINNING OF PERIOD         $ 223,237        $ 225,530       $ 227,493           $ 210,061      $ 165,985
New non-performing assets                             47,219           73,002          74,446              85,986         94,990
Acquired                                                  56              ---             ---                 ---            ---
Loan losses                                          (25,480)         (28,297)        (26,072)            (34,580)       (12,480)
Payments                                             (26,308)         (44,303)        (37,663)            (28,315)       (34,219)
Sales                                                 (4,154)          (2,358)         (8,925) (1)         (4,131)        (3,331)
Other                                                   (441)            (337)         (3,749)             (1,528)          (884)
-----------------------------------------------------------------------------------------------------------------------------------
NON-PERFORMING ASSETS, END OF PERIOD               $ 214,129        $ 223,237       $ 225,530           $ 227,493      $ 210,061
-----------------------------------------------------------------------------------------------------------------------------------











(1)  Includes $6.5 million related to the sale of Florida operations.

                       HUNTINGTON BANCSHARES INCORPORATED
                     STOCK SUMMARY, CAPITAL, AND OTHER DATA
                                 REPORTED BASIS


                                                                     2002                                       2001
---------------------------------------------------------------------------------------------      --------------------------------
                                                   THIRD            Second           First            Fourth             Third
-----------------------------------------------------------------------------------------------------------------------------------

High                                            $  20.430        $  21.770        $  20.310        $  17.490        $  19.280
Low                                                16.000           18.590           16.660           14.510           15.150
Close                                              18.190           19.420           19.700           17.190           17.310
Average Closing Price                              19.142           20.089           18.332           16.269           17.696
Cash dividends declared                         $    0.16        $    0.16        $    0.16        $    0.16        $    0.16


Note: Intra-day and closing stock price
quotations were obtained from NASDAQ.

------------------------------------------------------------------------------------------------------------------------------------


CAPITAL DATA - END OF PERIOD
                                                                    2002                                       2001
------------------------------------------------------------------------------------------------   ---------------------------------
(in millions)                                    THIRD (1)          Second           First          Fourth             Third
-----------------------------------------------------------------------------------------------------------------------------------

Total Risk-Adjusted Assets                      $  26,339        $  25,309        $  24,954        $  27,896        $  27,757

Tier 1 Risk-Based Capital Ratio                      9.13%            9.72%           10.26%            7.24%            6.97%
Total Risk-Based Capital Ratio                      12.09%           12.75%           13.40%           10.29%           10.13%
Tier 1 Leverage Ratio                                9.41%            9.94%            9.72%            7.41%            7.10%

Tangible Equity / Asset Ratio                        8.00%            8.51%            9.06%            6.12%            6.08%

-----------------------------------------------------------------------------------------------------------------------------------


OTHER DATA - END OF PERIOD
                                                                        2002                                       2001
-------------------------------------------------------------------------------------------        --------------------------------
                                                          THIRD        Second       First               Fourth            Third
------------------------------------------------------------------------------------------------------------------------------------

Number of employees (full-time equivalent)
------------------------------------------
   Huntington, excluding Florida operations sold          8,117         8,174        8,342               8,521              8,487
   Florida operations sold (2)                              ---           ---          ---               1,222              1,232
----------------------------------------------------------------------------------------------------------------------------------
   Total Huntington                                       8,117         8,174        8,342               9,743              9,719
----------------------------------------------------------------------------------------------------------------------------------


Number of domestic full-service banking offices
-----------------------------------------------
   Huntington, excluding Florida operations sold (3)        336           336          339                 338                366
   Florida operations sold                                  ---           ---          ---                 143                143
----------------------------------------------------------------------------------------------------------------------------------
   Total Huntington (3)                                     336           336          339                 481                509
----------------------------------------------------------------------------------------------------------------------------------






(1)  Estimated.
(2)  Excludes impact of support staff for Florida operations outside of Florida.
(3)  Includes three Private Financial Group offices in Florida.

     SUPPLEMENTAL SELECTED INFORMATION -- OPERATING BASIS

     EXCLUDES:

          -    RESULTS OF SOLD FLORIDA BANKING AND INSURANCE OPERATIONS

          -    FEBRUARY 2002 GAIN FROM SALE OF FLORIDA

                    BANKING OPERATIONS

          -    JULY 2002 GAIN FROM RESTRUCTURING OF

                    MERCHANT SERVICES BUSINESS

          -    RESTRUCTURING AND OTHER CHARGES



          The results for the three months ended September 30, 2002 exclude the pre-tax gain of $25.0 million on the restructuring of Huntington's Merchant Services business. The related taxes for this transaction amounted to $9.0 million. The same three-month period in 2001 excludes $50.0 million of pre-tax restructuring and other charges and $17.8 million of related income taxes.

          In addition to the Merchant Services gain, the first nine months of 2002 exclude the pre-tax impact of the $175.3 million gain on the sale of the Florida banking operations along with $56.2 million of restructuring and other charges and $98.9 million of related income taxes. The first nine months of 2001 exclude $111.0 million of pre-tax restructuring and other charges and $38.8 million of related income taxes. All periods presented also exclude the results of the Florida operations, including the J. Rolfe Davis Insurance Agency, Inc. up to the date of sale in July 2002.

                       HUNTINGTON BANCSHARES INCORPORATED
                        CONSOLIDATED STATEMENTS OF INCOME
                               OPERATING BASIS (1)


 THREE MONTHS ENDED SEPTEMBER 30,                                                                                  CHANGE
-------------------------------------------------------------------------------------------          ------------------------------
(in thousands, except per share amounts)                      2002                  2001                  Amount          Percent
-------------------------------------------------------------------------------------------          ------------------------------
Net Interest Income                                        $ 249,416              $230,462               $ 18,954            8.2 %
Provision for loan losses                                     60,249                46,027                 14,222           30.9
-------------------------------------------------------------------------------------------          ------------------------------
               NET INTEREST INCOME
                    AFTER PROVISION FOR LOAN LOSSES          189,167               184,435                  4,732            2.6
-------------------------------------------------------------------------------------------          ------------------------------

Total non-interest income                                    114,832               111,099                  3,733            3.4
Total non-interest expense                                   193,723               187,054                  6,669            3.6
-------------------------------------------------------------------------------------------          ------------------------------

               INCOME BEFORE INCOME TAXES                    110,276               108,480                  1,796            1.7
Income taxes                                                  28,110                27,587                    523            1.9
-------------------------------------------------------------------------------------------          ------------------------------
               NET INCOME                                   $ 82,166              $ 80,893                $ 1,273            1.6 %
-------------------------------------------------------------------------------------------          ------------------------------

  PER COMMON SHARE
     Net income
          Basic                                                $0.34                 $0.32                 $ 0.02            6.3 %
          Diluted                                              $0.34                 $0.32                 $ 0.02            6.3 %

     Cash dividends declared                                   $0.16                 $0.16                  $ ---          $ --- %

  AVERAGE COMMON SHARES
          Basic                                              239,925               251,148                (11,223)          (4.5)%
          Diluted                                            241,357               252,203                (10,846)          (4.3)%

-----------------------------------------------------------------------------------------------------------------------------------

 NINE MONTHS ENDED SEPTEMBER 30,                                                                                  CHANGE
-------------------------------------------------------------------------------------------          ------------------------------
(in thousands, except per share amounts)                      2002                   2001                 Amount           Percent
-------------------------------------------------------------------------------------------          ------------------------------
Net Interest Income                                        $ 724,376              $678,363               $ 46,013            6.8 %
Provision for loan losses                                    164,736               117,673                 47,063           40.0
-------------------------------------------------------------------------------------------          ------------------------------
               NET INTEREST INCOME
                    AFTER PROVISION FOR LOAN LOSSES          559,640               560,690                 (1,050)          (0.2)
-------------------------------------------------------------------------------------------          ------------------------------

Total non-interest income                                    345,553               323,358                 22,195            6.9
Total non-interest expense                                   572,959               573,314                   (355)          (0.1)
-------------------------------------------------------------------------------------------          ------------------------------

               INCOME BEFORE INCOME TAXES                    332,234               310,734                 21,500            6.9
Income taxes                                                  88,847                82,784                  6,063            7.3
-------------------------------------------------------------------------------------------          ------------------------------
               NET INCOME                                  $ 243,387              $227,950               $ 15,437            6.8 %
-------------------------------------------------------------------------------------------          ------------------------------

  PER COMMON SHARE
     Net income
          Basic                                                $0.99                 $0.91                 $ 0.08            8.8 %
          Diluted                                              $0.99                 $0.91                 $ 0.08            8.8 %

     Cash dividends declared                                   $0.48                 $0.56                $ (0.08)         (14.3)%

  AVERAGE COMMON SHARES
          Basic                                              245,554               251,039                 (5,485)          (2.2)%
          Diluted                                            247,021               251,537                 (4,516)          (1.8)%


(1) See page 10 for definition of Operating Basis.

                       HUNTINGTON BANCSHARES INCORPORATED
                               LOANS AND DEPOSITS
                               OPERATING BASIS (1)

                                                                       2002                                      2001
-------------------------------------------------------------------------------------------------   -------------------------------
(in thousands)                                             THIRD         Second          First            Fourth          Third
-------------------------------------------------------------------------------------------------   -------------------------------

LOAN PORTFOLIO COMPOSITION - AVERAGE
----------------------------------------------------

Commercial                                             $ 5,502,183    $ 5,613,550    $ 5,661,005       $ 5,750,830     $ 5,945,639
Commercial real estate                                   3,745,799      3,652,906      3,601,097         3,467,082       3,314,778
-----------------------------------------------------------------------------------------------------------------------------------
        Total Commercial and Commercial Real Estate      9,247,982      9,266,456      9,262,102         9,217,912       9,260,417
-----------------------------------------------------------------------------------------------------------------------------------
Consumer
     Auto leases - Indirect                              3,172,078      3,113,148      3,166,161         3,229,203       3,242,864
     Auto loans - Indirect                               2,792,757      2,596,908      2,559,700         2,489,183       2,445,459
     Home equity                                         3,061,602      2,910,612      2,788,083         2,753,141       2,709,125
     Residential mortgage                                1,310,100      1,229,390        904,277           671,967         619,578
     Other loans                                           404,896        413,975        424,111           445,740         458,999
-----------------------------------------------------------------------------------------------------------------------------------
        Total Consumer                                  10,741,433     10,264,033      9,842,332         9,589,234       9,476,025
-----------------------------------------------------------------------------------------------------------------------------------

        TOTAL LOANS                                   $ 19,989,415   $ 19,530,489   $ 19,104,434      $ 18,807,146    $ 18,736,442
-----------------------------------------------------------------------------------------------------------------------------------


LOAN PORTFOLIO COMPOSITION - END OF PERIOD
----------------------------------------------------

Commercial                                             $ 5,684,168    $ 5,591,280    $ 5,681,788       $ 5,685,719     $ 5,912,371
Commercial real estate                                   3,768,554      3,699,424      3,645,114         3,555,354       3,432,502
-----------------------------------------------------------------------------------------------------------------------------------
        Total Commercial and Commercial Real Estate      9,452,722      9,290,704      9,326,902         9,241,073       9,344,873
-----------------------------------------------------------------------------------------------------------------------------------
Consumer
     Auto leases - Indirect                              3,206,046      3,120,317      3,126,101         3,207,514       3,221,300
     Auto loans - Indirect                               2,907,417      2,630,541      2,561,936         2,501,054       2,509,504
     Home equity                                         3,134,529      2,990,726      2,830,814         2,754,612       2,742,016
     Residential mortgage                                1,355,326      1,210,991      1,075,141           736,802         652,373
     Other loans                                           399,466        408,891        418,053           437,293         475,552
-----------------------------------------------------------------------------------------------------------------------------------
        Total Consumer                                  11,002,784     10,361,466     10,012,045         9,637,275       9,600,745
-----------------------------------------------------------------------------------------------------------------------------------

        TOTAL LOANS                                   $ 20,455,506   $ 19,652,170   $ 19,338,947      $ 18,878,348    $ 18,945,618
-----------------------------------------------------------------------------------------------------------------------------------


DEPOSIT COMPOSITION - AVERAGE
----------------------------------------------------

 Demand deposits
      Non-interest bearing                             $ 2,867,573    $ 2,738,621    $ 2,737,978       $ 2,824,035     $ 2,761,240
      Interest bearing                                   5,269,186      4,920,120      4,362,050         4,013,874       3,687,335
 Savings deposits                                        2,765,886      2,807,874      2,829,922         2,862,649       2,922,867
 Other domestic time deposits                            4,167,451      4,218,104      4,097,383         4,123,478       4,126,677
-----------------------------------------------------------------------------------------------------------------------------------
        TOTAL CORE DEPOSITS (2)                         15,070,096     14,684,719     14,027,333        13,824,036      13,498,119
-----------------------------------------------------------------------------------------------------------------------------------
 Domestic time deposits of $100,000 or more                776,600        852,407        958,812         1,007,978       1,053,133
 Brokered time deposits and negotiable CDs                 906,598        649,340        301,612           108,591         119,646
 Foreign time deposits                                     370,313        296,428        267,512           223,675         249,753
-----------------------------------------------------------------------------------------------------------------------------------

        TOTAL DEPOSITS                                $ 17,123,607   $ 16,482,894   $ 15,555,269      $ 15,164,280    $ 14,920,651
-----------------------------------------------------------------------------------------------------------------------------------


DEPOSIT COMPOSITION - END OF PERIOD
----------------------------------------------------

 Demand deposits
      Non-interest bearing                             $ 2,949,065    $ 2,769,936    $ 2,857,233       $ 2,997,449     $ 2,889,319
      Interest bearing                                   5,203,413      5,105,196      4,747,283         4,197,893       3,841,646
 Savings deposits                                        2,849,060      2,839,115      2,895,445         2,943,508       2,929,922
 Other domestic time deposits                            4,071,082      4,238,688      4,179,814         4,077,510       4,214,865
-----------------------------------------------------------------------------------------------------------------------------------
        TOTAL CORE DEPOSITS (2)                         15,072,620     14,952,935     14,679,775        14,216,360      13,875,752
-----------------------------------------------------------------------------------------------------------------------------------
 Domestic time deposits of $100,000 or more                754,115        765,163        895,427           944,361       1,114,421
 Brokered time deposits and negotiable CDs                 979,075        849,347        451,173           137,915         128,878
 Foreign time deposits                                     312,001        293,655        240,410           220,749         359,452
-----------------------------------------------------------------------------------------------------------------------------------

        TOTAL DEPOSITS                                $ 17,117,811   $ 16,861,100   $ 16,266,785      $ 15,519,385    $ 15,478,503
-----------------------------------------------------------------------------------------------------------------------------------


(1)  See page 10 for definition of Operating Basis.

(2) Core deposits include non-interest bearing and interest bearing demand deposits, savings deposits, CDs under $100,000, and IRA deposits.


HUNTINGTON BANCSHARES INCORPORATED
------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEETS
OPERATING BASIS (1)
(IN MILLIONS)

                                                                                 2002                           2001
----------------------------------------------------------  ---------------------------------------  -------------------------
Fully Tax Equivalent Basis (2)                                     THIRD       Second       First        Fourth        Third
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest bearing deposits in banks                              $     35      $    29      $    34     $     14       $     5
Trading account securities                                             7            6            5            8             8
Federal funds sold and securities purchased
   under resale agreements                                            76           68           62           86            86
Mortgages held for sale                                              267          174          381          433           344
Securities:
      Taxable                                                      2,953        2,735        2,713        2,720         2,896
      Tax exempt                                                     108           96          102          108           140
------------------------------------------------------------------------------------------------------------------------------
           Total Securities                                        3,061        2,831        2,815        2,828         3,036
------------------------------------------------------------------------------------------------------------------------------
Loans:
     Commercial                                                    5,502        5,614        5,661        5,751         5,946
     Real Estate (3)
          Construction                                             1,430        1,420        1,405        1,386         1,281
          Commercial                                               2,316        2,233        2,196        2,081         2,034
     Consumer
           Auto leases - Indirect                                  3,172        3,113        3,166        3,229         3,243
           Auto loans - Indirect                                   2,793        2,597        2,560        2,489         2,445
           Home equity                                             3,062        2,911        2,788        2,753         2,709
           Residential mortgage                                    1,310        1,229          904          672           619
           Other loans                                               404          413          424          446           459
------------------------------------------------------------------------------------------------------------------------------
           Total Consumer                                         10,741       10,263        9,842        9,589         9,475
------------------------------------------------------------------------------------------------------------------------------
Total Loans                                                       19,989       19,530       19,104       18,807        18,736
------------------------------------------------------------------------------------------------------------------------------
Allowance for loan losses                                            406          400          403          371           315
------------------------------------------------------------------------------------------------------------------------------
Net loans                                                         19,583       19,130       18,701       18,436        18,421
------------------------------------------------------------------------------------------------------------------------------
Total earning assets                                              23,435       22,638       22,401       22,176        22,215
------------------------------------------------------------------------------------------------------------------------------
Cash and due from banks                                              763          722          774          798           831
Intangible assets                                                    202          213          210          211           215
All other assets                                                   1,784        1,784        1,798        1,799         1,787
------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                    $ 25,778      $24,957      $24,780     $ 24,613       $24,733
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits                              $  2,868      $ 2,739      $ 2,738     $  2,824       $ 2,761
     Interest bearing demand deposits                              5,269        4,920        4,362        4,014         3,687
     Savings deposits                                              2,766        2,808        2,830        2,863         2,923
     Other domestic time deposits                                  4,167        4,218        4,097        4,123         4,127
------------------------------------------------------------------------------------------------------------------------------
          Total core deposits                                     15,070       14,685       14,027       13,824        13,498
------------------------------------------------------------------------------------------------------------------------------
Domestic time deposits of $100,000 or more                           777          852          959        1,008         1,053
Brokered time deposits and negotiable CDs                            907          649          302          109           120
Foreign time deposits                                                370          296          268          224           250
------------------------------------------------------------------------------------------------------------------------------
     Total deposits                                               17,124       16,482       15,556       15,165        14,921
------------------------------------------------------------------------------------------------------------------------------
Short-term borrowings                                              2,108        1,886        1,925        1,745         1,998
Medium-term notes                                                  1,752        1,910        2,645        3,272         3,443
Federal Home Loan Bank advances                                      228           14           17           17            17
Subordinated notes and other long-term debt,
   including preferred capital securities                          1,215        1,215        1,215        1,166         1,167
------------------------------------------------------------------------------------------------------------------------------
     Total interest bearing liabilities                           19,559       18,768       18,620       18,541        18,785
------------------------------------------------------------------------------------------------------------------------------
All other liabilities                                              1,073        1,107        1,052          887           812
Shareholders' equity                                               2,278        2,343        2,370        2,361         2,375
------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $ 25,778      $24,957      $24,780     $ 24,613       $24,733
------------------------------------------------------------------------------------------------------------------------------



(1) See page 10 for definition of Operating Basis.

(2) Fully tax equivalent yields are calculated assuming a 35% tax rate.

(3) Third quarter 2002 includes reclassification of $186 million in construction loans to commercial real estate due to September 2002 correction of an error involving construction loans with original maturities over 5 years.


HUNTINGTON BANCSHARES INCORPORATED
--------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED QUARTERLY NET INTEREST MARGIN ANALYSIS
OPERATING BASIS (1)
(IN MILLIONS)
                                                                                        AVERAGE RATES (4)
                                                            --------------------------------------------------------------------
                                                                           2002                               2001
----------------------------------------------------------  ----------------------------------------  --------------------------
Fully Tax Equivalent Basis (2)                              THIRD         Second         First        Fourth        Third
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest bearing deposits in banks                            2.06 %         2.44 %        2.02 %        2.09 %       3.75 %
Trading account securities                                    4.95           5.37          2.79          3.59         3.83
Federal funds sold and securities purchased
   under resale agreements                                    1.40           1.51          1.43          2.18         3.20
Mortgages held for sale                                       6.57           7.07          6.51          6.64         7.18
Securities:
      Taxable                                                 6.01           6.33          6.43          6.62         6.71
      Tax exempt                                              7.52           7.69          7.76          7.81         7.38
--------------------------------------------------------------------------------------------------------------------------------
           Total Securities                                   6.07           6.37          6.48          6.66         6.75
--------------------------------------------------------------------------------------------------------------------------------
Loans:
     Commercial                                               5.46           5.50          5.37          5.81         6.93
     Real Estate
          Construction                                        4.62           4.81          4.91          5.49         6.60
          Commercial                                          6.16           6.36          6.66          6.88         7.58
     Consumer
           Auto leases - Indirect                             6.23           6.42          6.62          6.58         6.67
           Auto loans - Indirect                              7.75           7.98          7.98          8.29         8.61
           Home equity                                        5.62           5.72          6.09          7.05         7.73
           Residential mortgage                               5.98           6.23          6.60          7.10         7.55
           Other loans                                        7.41           7.47          7.64          8.26         8.04
--------------------------------------------------------------------------------------------------------------------------------
           Total Consumer                                     6.47           6.64          6.86          7.27         7.59
--------------------------------------------------------------------------------------------------------------------------------
Total Loans                                                   6.02           6.15          6.25          6.65         7.32
--------------------------------------------------------------------------------------------------------------------------------
Loan fees                                                     0.61           0.55          0.49          0.53         0.56
--------------------------------------------------------------------------------------------------------------------------------
Total Loans with fees (3)                                     6.63           6.70          6.74          7.18         7.88
--------------------------------------------------------------------------------------------------------------------------------
Total earning assets                                          6.52 %         6.64 %        6.68 %        7.08 %       7.69 %
--------------------------------------------------------------------------------------------------------------------------------





LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits
     Interest bearing demand deposits                         1.77 %         1.84 %        1.79 %        1.93 %       2.73 %
     Savings deposits                                         1.81           1.83          1.85          2.08         3.04
     Other domestic time deposits                             4.40           4.61          4.99          5.18         5.52
--------------------------------------------------------------------------------------------------------------------------------
          Total core deposits                                 2.17           2.29          2.39          2.54         3.09
--------------------------------------------------------------------------------------------------------------------------------
Domestic time deposits of $100,000 or more                    3.29           2.82          2.91          4.66         4.70
Brokered time deposits and negotiable CDs                     2.37           2.48          2.48          3.55         4.42
Foreign time deposits                                         1.43           1.38          1.92          1.99         3.40
--------------------------------------------------------------------------------------------------------------------------------
     Total deposits                                           2.22           2.31          2.41          2.68         3.22
--------------------------------------------------------------------------------------------------------------------------------
Short-term borrowings                                         1.88           1.97          2.39          2.73         3.75
Medium-term notes                                             3.37           3.21          3.00          3.45         4.82
Federal Home Loan Bank advances                               2.04           5.97          6.10          6.10         6.10
Subordinated notes and other long-term debt,
   including preferred capital securities                     3.99           4.03          4.12          4.94         5.17
--------------------------------------------------------------------------------------------------------------------------------
     Total interest bearing liabilities                       2.73 %         2.82 %        2.96 %        3.37 %       4.17 %
--------------------------------------------------------------------------------------------------------------------------------



Net interest rate spread                                      3.79 %         3.82 %        3.72 %        3.71 %       3.52 %
Impact of non-interest bearing funds on margin                0.47           0.48          0.49          0.55         0.65
--------------------------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                                           4.26 %         4.30 %        4.21 %        4.26 %       4.17 %
--------------------------------------------------------------------------------------------------------------------------------

(1)  See page 10 for definition of Operating Basis.

(2)  Fully tax equivalent yields are calculated assuming a 35% tax rate.

(3) Total loans with fees rate includes loan fees, whereas individual loan components above are shown exclusive of fees.

(4)  Loan and deposit average rates include impact of applicable derivatives.

                       HUNTINGTON BANCSHARES INCORPORATED
                    SELECTED QUARTERLY INCOME STATEMENT DATA
                               OPERATING BASIS (1)


                                                                        2002                                    2001
-----------------------------------------------------------------------------------------------    -------------------------------
(in thousands, except per share amounts)                   THIRD         Second         First             Fourth           Third
----------------------------------------------------------------------------------------------------------------------------------

NET INTEREST INCOME                                     $ 249,416       $ 241,859     $233,101           $235,546        $230,462
Provision for loan losses                                  60,249          53,892       50,595             54,281          46,027
----------------------------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                               189,167         187,967      182,506            181,265         184,435
----------------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                        37,460          35,354       34,282             35,220          33,593
Trust services                                             14,997          16,247       15,096             14,679          14,816
Brokerage and insurance income                             13,943          14,967       14,587             15,066          13,943
Bank Owned Life Insurance income                           11,443          11,443       11,676              9,560           9,560
Other service charges and fees                             10,837          10,529        9,118              9,582           9,547
Mortgage banking                                            6,289          10,725       19,644             15,049          13,859
Other                                                      18,723          15,039       10,591             15,135          14,722
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL NON-INTEREST INCOME BEFORE SECURITIES GAINS        113,692         114,304      114,994            114,291         110,040
Securities gains                                            1,140             966          457                 89           1,059
----------------------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST INCOME                                 114,832         115,270      115,451            114,380         111,099
----------------------------------------------------------------------------------------------------------------------------------
Personnel costs                                           107,477         103,589      104,320            100,076         101,866
Equipment                                                  17,378          16,608       15,582             18,117          17,580
Outside data processing and other services                 15,128          16,592       17,097             15,414          14,650
Net occupancy                                              14,815          14,642       14,771             15,251          14,481
Marketing                                                   7,491           7,219        7,174              5,305           5,717
Professional services                                       6,083           6,265        5,242              6,069           5,754
Telecommunications                                          5,609           5,302        5,282              5,647           5,728
Printing and supplies                                       3,679           3,671        3,519              3,511           3,693
Franchise and other taxes                                   2,283           2,313        2,326              2,885           2,439
Amortization of intangible assets                             204             203          251              2,555           2,569
Other                                                      13,576          13,781       13,487             12,599          12,577
----------------------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST EXPENSE                                193,723         190,185      189,051            187,429         187,054
----------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                                110,276         113,052      108,906            108,216         108,480
Income taxes                                               28,110          31,344       29,393             28,631          27,587
----------------------------------------------------------------------------------------------------------------------------------

NET INCOME                                              $  82,166       $  81,708     $ 79,513           $ 79,585        $ 80,893
----------------------------------------------------------------------------------------------------------------------------------

NET INCOME PER COMMON SHARE - DILUTED                       $0.34           $0.33        $0.32              $0.32           $0.32

RETURN ON
   Average total assets                                      1.26%           1.31%        1.30%              1.28%           1.30%
   Average total shareholders' equity                        14.3%           14.0%        13.6%              13.4%           13.5%
Net interest margin (2)                                      4.26%           4.30%        4.21%              4.26%           4.17%
Efficiency ratio                                             53.1%           53.2%        54.1%              52.7%           54.0%
Effective tax rate                                           25.5%           27.7%        27.0%              26.5%           25.4%

REVENUE - FULLY TAXABLE EQUIVALENT (FTE)
Net Interest Income                                     $ 249,416       $ 241,859     $233,101           $235,546        $230,462
Tax Equivalent Adjustment (2)                               1,096           1,071        1,169              1,292           1,442
----------------------------------------------------------------------------------------------------------------------------------
Net Interest Income                                       250,512         242,930      234,270            236,838         231,904
Non-Interest Income                                       114,832         115,270      115,451            114,380         111,099
----------------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                           $ 365,344       $ 358,200     $349,721           $351,218        $343,003
----------------------------------------------------------------------------------------------------------------------------------

TOTAL REVENUE EXCLUDING SECURITIES GAINS                $ 364,204       $ 357,234     $349,264           $351,129        $341,944
----------------------------------------------------------------------------------------------------------------------------------

(1) See page 10 for definition of Operating Basis.
(2) Calculated assuming a 35% tax rate.

                       HUNTINGTON BANCSHARES INCORPORATED
                  LOAN LOSS RESERVE AND NET CHARGE-OFF ANALYSIS
                               OPERATING BASIS (1)

                                                                             2002                               2001
-------------------------------------------------------------------------------------------------  ---------------------------------
(in thousands)                                                 THIRD       Second        First           Fourth         Third
-----------------------------------------------------------------------------------------------------------------------------------

ALLOWANCE FOR LOAN LOSSES, BEGINNING OF PERIOD              $393,011      $386,053     $386,956         $334,827        $326,495

Loan losses                                                  (56,591)      (57,482)     (60,191)         (60,110)        (45,063)
Recoveries of loans previously charged off                    12,891        12,582       10,915            9,961           8,981
-----------------------------------------------------------------------------------------------------------------------------------
   Net loan losses                                           (43,700)      (44,900)     (49,276)         (50,149)        (36,082)
-----------------------------------------------------------------------------------------------------------------------------------
Provision for loan losses                                     60,249        53,892       50,595          104,281 (2)      46,027
Allowance of assets purchased                                  1,264           ---          ---              ---             ---
Allowance of securitized loans                                (2,446)       (2,034)      (2,222)          (2,003)         (1,613)

-----------------------------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES, END OF PERIOD                    $408,378      $393,011     $386,053         $386,956        $334,827
-----------------------------------------------------------------------------------------------------------------------------------


Allowance for loan losses as a % of total loans                 2.00 %        2.00 %       2.00 %           2.05 %          1.77 %
Allowance for loan losses as a % of non-performing loans       200.7 %       185.3 %      175.9 %          181.4 %         173.4 %
Allowance for loan losses as a % of non-performing assets      190.7 %       176.1 %      171.2 %          176.2 %         166.4 %

NET CHARGE-OFFS BY LOAN TYPE

Commercial                                                  $ 16,808      $ 21,468     $ 16,092         $ 19,475         $ 8,755
Commercial real estate                                         4,085         2,037        3,723              867               3
-----------------------------------------------------------------------------------------------------------------------------------
   Total commercial and commercial real estate                20,893        23,505       19,815           20,342           8,758
-----------------------------------------------------------------------------------------------------------------------------------

Consumer
   Auto leases                                                10,117         8,401       12,809           12,634          10,395
   Auto loans                                                  6,869         5,733        8,888            8,474           5,351
-----------------------------------------------------------------------------------------------------------------------------------
      Total auto leases and loans                             16,986        14,134       21,697           21,108          15,746
-----------------------------------------------------------------------------------------------------------------------------------
   Home equity                                                 2,934         3,096        2,814            3,313           3,772
   Residential mortgage                                          123           555          104              370              93
   Other loans                                                   907         1,225        1,098            1,388             527
-----------------------------------------------------------------------------------------------------------------------------------
      Total consumer                                          20,950        19,010       25,713           26,179          20,138
-----------------------------------------------------------------------------------------------------------------------------------
Total net charge-off, excluding exited businesses             41,843        42,515       45,528           46,521          28,896
Net charge-offs related to exited businesses                   1,857         2,385        3,748            3,628           7,186
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET CHARGE-OFFS INCLUDING EXITED BUSINESSES           $ 43,700      $ 44,900     $ 49,276         $ 50,149        $ 36,082
-----------------------------------------------------------------------------------------------------------------------------------


NET CHARGE-OFFS - ANNUALIZED PERCENTAGES

Commercial                                                      1.21 %        1.53 %       1.15 %           1.34 %          0.58 %
Commercial real estate                                          0.43          0.22         0.42             0.10            0.00
-----------------------------------------------------------------------------------------------------------------------------------
   Total commercial and commercial real estate                  0.90          1.02         0.87             0.88            0.38
-----------------------------------------------------------------------------------------------------------------------------------

Consumer
   Auto leases                                                  1.27          1.08         1.64             1.55            1.27
   Auto loans                                                   1.01          0.92         1.47             1.43            0.93
-----------------------------------------------------------------------------------------------------------------------------------
      Total auto leases and loans                               1.15          1.01         1.57             1.50            1.13
-----------------------------------------------------------------------------------------------------------------------------------
   Home equity                                                  0.38          0.43         0.41             0.48            0.55
   Residential mortgage                                         0.04          0.18         0.05             0.22            0.06
   Other loans                                                  0.91          1.22         1.09             1.29            0.48
-----------------------------------------------------------------------------------------------------------------------------------
      Total consumer                                            0.78          0.75         1.07             1.10            0.86
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET CHARGE-OFFS EXCLUDING EXITED BUSINESSES               0.83 %        0.88 %       0.97 %           0.99 %          0.62 %
Net charge-offs related to exited businesses                    0.03          0.04         0.07             0.07            0.15
-----------------------------------------------------------------------------------------------------------------------------------
NET CHARGE-OFFS AS A % OF AVERAGE LOANS - INCLUDING
   EXITED BUSINESSES (3)                                        0.87 %        0.92 %       1.05 %           1.06 %          0.76 %
-----------------------------------------------------------------------------------------------------------------------------------

(1)  See page 10 for definition of Operating Basis.

(2) Includes provision of $50.0 million recorded to increase the loan loss reserve in light of the higher charge-offs and non-performing assets experienced in the second half of 2001.

(3)  Exited businesses include Second Tier auto and Truck and Equipment lending.

                       HUNTINGTON BANCSHARES INCORPORATED
                    NON-PERFORMING ASSETS AND PAST DUE LOANS
                               OPERATING BASIS (1)


                                                                      2002                                     2001
-------------------------------------------------------------------------------------------   ----------------------------------
(in thousands)                                       THIRD          Second          First             Fourth             Third
--------------------------------------------------------------------------------------------------------------------------------

Non-accrual loans:
   Commercial                                     $ 147,392       $ 156,252      $ 162,959          $ 155,720         $ 143,132
   Commercial real estate                            47,537          45,795         43,295             45,180            37,772
   Residential mortgage                               8,488           8,776         11,896             11,086            10,923
--------------------------------------------------------------------------------------------------------------------------------
Total Nonaccrual Loans                              203,417         210,823        218,150            211,986           191,827
Renegotiated loans                                       37           1,268          1,268              1,276             1,286
--------------------------------------------------------------------------------------------------------------------------------
TOTAL NON-PERFORMING LOANS                          203,454         212,091        219,418            213,262           193,113
Other real estate, net                               10,675          11,146          6,112              6,384             8,050
--------------------------------------------------------------------------------------------------------------------------------
TOTAL NON-PERFORMING ASSETS                       $ 214,129       $ 223,237      $ 225,530          $ 219,646         $ 201,163
--------------------------------------------------------------------------------------------------------------------------------


Non-performing loans as a % of total loans            0.99%           1.08%          1.13%              1.13%             1.02%
Non-performing assets as a % of total loans
   and other real estate                              1.05%           1.14%          1.17%              1.16%             1.06%



ACCRUING LOANS PAST DUE 90 DAYS OR MORE            $ 68,262        $ 58,449       $ 61,746           $ 76,295          $ 79,339
--------------------------------------------------------------------------------------------------------------------------------























(1) See page 10 for definition of Operating Basis.